EXHIBIT 10.3

CLIFFORD
CHANCE LIMITED LIABILITY PARTNERSHIP

                                                                 EXECUTION COPY

                    SOUTH GYLE RECEIVABLES TRUSTEE LIMITED
                            as Receivables Trustee

                        THE ROYAL BANK OF SCOTLAND PLC
                    as Transferor Beneficiary, Transferor,
                        Servicer and Trust Cash Manager

                         NATIONAL WESTMINSTER BANK PLC
                   as Transferor Beneficiary and Transferor

                   RBS CARDS SECURITISATION FUNDING LIMITED as Loan Note Issuer and Series 2005-A Investor Beneficiary

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                           SERIES 2005-A SUPPLEMENT
                            DATED 15 DECEMBER 2005

                                      TO

                          RECEIVABLES TRUST DEED AND
                        TRUST CASH MANAGEMENT AGREEMENT
                              DATED 27 MARCH 2000
                            AS AMENDED AND RESTATED
                           ON 28 SEPTEMBER 2000 AND
                                27 OCTOBER 2005

          ----------------------------------------------------------

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                                   CONTENTS

CLAUSE                                                                     PAGE

PART 1....................................................................... 3

INTERPRETATION............................................................... 3

Defined Terms................................................................ 3

General...................................................................... 3

PART 2....................................................................... 4

EFFECT OF SUPPLEMENT......................................................... 4

Categories Of Additional Beneficiaries And Designation....................... 4

Rights Of The Investor Beneficiary In Respect Of Series 2005-A............... 5

Consent Of Existing Beneficiaries............................................ 5

Declaration Of Receivables Trustee........................................... 6

PART 3....................................................................... 9

UNDERTAKINGS AND AGREEMENTS.................................................. 9

Undertaking By The Transferors As To Periodic Finance
Charges And Other Fees....................................................... 9

Undertakings By RBS And Natwest.............................................. 9

Agreements Of The Investor Beneficiary...................................... 10

Negative Covenants Of The Investor Beneficiary.............................. 13

Further Undertakings Of The Investor Beneficiary............................ 15

PART 4...................................................................... 19

MISCELLANEOUS............................................................... 19

NOTICES..................................................................... 19

THE SCHEDULE................................................................ 20

SUPPLEMENT TO THE RECEIVABLES TRUST DEED AND TRUST CASH
MANAGEMENT AGREEMENT........................................................ 20

PART 1...................................................................... 20

Definitions................................................................. 20

Calculations And Information................................................ 46

PART 2...................................................................... 47

Calculations And Information................................................ 47

Servicing Compensation And Acquired Interchange............................. 47

PART 3...................................................................... 49

Calculations And Information................................................ 49

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Cash Management Compensation And Allocation Of Acquired Interchange......... 49

PART 4...................................................................... 51

Calculations And Information................................................ 51

Trustee Payment Amount...................................................... 51

PART 5...................................................................... 53

Calculations And Information................................................ 53

Rights Of Additional Beneficiaries To Collections  ERROR! BOOKMARK NOT DEFINED.

Calculations And Distributions.............................................. 53

Cash Available For Acquisition.............................................. 58

Calculation Of Monthly Required Expense Amounts............................. 60

Calculation Of Monthly Principal Amounts.................................... 62

Coverage Of Required Amount................................................. 64

Payments Of Amounts Representing Finance Charge Collections................. 65

Payments Of Amounts Representing Available Investor Principal Collections... 68

Reserved - Intentionally Left Blank......................................... 70

Investor ChargeOffs......................................................... 70

Investor Indemnity Amount................................................... 72

Available Spread............................................................ 73

Reallocated Class C Principal Collections................................... 76

Reallocated Class B Principal Collections................................... 77

Shared Principal Collections................................................ 78

Spread Account.............................................................. 78

Principal Funding Account................................................... 82

Finance Funding Account..................................................... 85

Reserve Account............................................................. 86

PART 6...................................................................... 90

Monthly Statement To Series 2005-A.......................................... 90

PART 7...................................................................... 92

Series 2005-A Pay Out Events................................................ 92

EXHIBIT B FORM OF MONTHLY STATEMENT......................................... 95

EXHIBIT C FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE
RECEIVABLES TRUSTEE........................................................ 100

EXHIBIT D SCHEDULE TO EXHIBIT B............................................ 112

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Schedule 1      SUB-CLASS DEFINITIONS...................................... 116

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THIS SERIES 2005-A SUPPLEMENT, is made in Jersey on 15 December 2005 as a Deed

BY AND BETWEEN:

(1) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED, (the "RECEIVABLES TRUSTEE") a company incorporated in Jersey, Channel Islands with registered number 76197 having its registered office at 22 Grenville Street, St. Helier, Jersey, Channel Islands, JE4 8PX in its capacity as trustee of the trust (the "RECEIVABLES TRUST") constituted by a Receivables Trust Deed and Trust Cash Management Agreement (the "RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT") dated 27 March 2000 amended and restated on 28 September 2000 and on 27 October 2005;

(2) THE ROYAL BANK OF SCOTLAND PLC, ("RBS") an institution authorised under the Banking Act 1987, having its registered office at 36 St. Andrew Square, Edinburgh, Scotland EH2 2YB, in its capacities as Transferor Beneficiary (a "TRANSFEROR BENEFICIARY") of the Receivables Trust and as Servicer (the "SERVICER") and Trust Cash Manager (the "TRUST CASH MANAGER") of the Receivables Trust and as Transferor (a "TRANSFEROR") of the Receivables pursuant to the terms of a receivables securitisation agreement (the "RSA") dated 27 March 2000 amended and restated on 28 September 2000 and on 27 October 2005;

(3) NATIONAL WESTMINSTER BANK PLC, ("NATWEST") a public limited liability company incorporated in England and Wales with company number 929027, having its registered office at 135 Bishopsgate, London EC2M 3UR in its capacities as Transferor Beneficiary of the Receivables Trust (a "TRANSFEROR BENEFICIARY") and as Transferor (a "TRANSFEROR") of the Receivables pursuant to the terms of the RSA; and

(4) RBS CARDS SECURITISATION FUNDING LIMITED, a private limited company incorporated in Jersey, Channel Islands, with company number 76199, having its registered office at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE2 4SU, Channel Islands, in its capacities as Loan
         Note Issuer (the "LOAN NOTE ISSUER") and Investor Beneficiary for Series 2005-A (in respect of the Series 2005-A Investor Interest, as defined herein, the "SERIES 2005-A INVESTOR BENEFICIARY").

WHEREAS

(A)      The Loan Note Issuer previously contributed to the Receivables
         Trust on:

         *      27 March 2000 in respect of Series 00-A and Series 00-B

         *      28 September 2000 in respect of Series 00-C

         and now intends to become the Series 2005-A Investor Beneficiary of the Receivables Trust pursuant to an Acquisition in accordance with Clause 4.4 of the Receivables Trust Deed and Trust Cash Management Agreement, in the manner and in the amount set out herein.

(B) RBS and Natwest each as a Transferor Beneficiary (who, prior to the execution of this Supplement, constitute Beneficiaries of the Receivables Trust) intend to consent in the

                                     - 1 -

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         manner set out herein to the Loan Note Issuer becoming the Series
         2005-A Investor Beneficiary.

(C) The Receivables Trustee intends to supplement and vary the Receivables Trust Deed and Trust Cash Management Agreement in the manner and to the extent set out herein.

(D) It is intended by the parties hereto that, following the simultaneous execution and completion of the transactions contemplated by this Supplement, the Loan Note Issuer will become the Series 2005-A Investor Beneficiary of the Receivables Trust as supplemented and varied in accordance with the provisions hereof and that the Investor Beneficiary will constitute or form part of a Series for the purposes of the Receivables Trust Deed and Trust Cash Management Agreement; such Series in respect of this Supplement to be referred to as "SERIES 2005-A".

(E) It is acknowledged by the parties hereto that the Loan Note Issuer will issue the Related Debt (as defined herein) secured on its beneficial entitlement as the Series 2005-A Investor Beneficiary to Arran Funding Limited (the "SERIES 2005-A ISSUER") and that the Series 2005-A Issuer will issue the Associated Debt (as defined herein) secured on the Related Debt acquired by the Series 2005-A Issuer.

NOW IT IS HEREBY AGREED as follows:

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                                    PART 1

                                INTERPRETATION

1.       DEFINED TERMS

         Terms defined in Schedule 1 (the Master Definitions Schedule) and common terms of interpretation contained in Schedule 2 (Common Terms) of the Master Framework Agreement dated 27 March 2000 amended and restated on 28 September 2000 and on 27 October 2005 between, among others, the Receivables Trustee, the Investor Beneficiary, RBS and Natwest (as the same may be amended, varied or supplemented from time to time, (the "MASTER FRAMEWORK AGREEMENT") and in the Schedule attached hereto shall have the same meanings when used in this Supplement and the recitals hereto unless the context requires otherwise PROVIDED, HOWEVER, that in the event that any term or provision contained in the Schedule attached hereto shall conflict with or be inconsistent with any provision contained in the Receivables Trust Deed and Trust Cash Management Agreement or the terms of the relevant schedule of the Master Framework Agreement, the terms and provisions of the Schedule attached hereto shall prevail with respect to Series 2005-A only.

2.       GENERAL

         (a) The headings and the contents pages in this Supplement shall not affect its interpretation; and

         (b) Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

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                                    PART 2

                             EFFECT OF SUPPLEMENT

3.       CATEGORIES OF ADDITIONAL BENEFICIARIES AND DESIGNATION

         (a) Upon payment of the contribution to the Receivables Trust referred to in 3(b) below and the issue or annotation (as the case may be) of a duly executed and authenticated Investor Certificate to the Series 2005-A Investor Beneficiary representing its Aggregate Investor Interest in the Receivables Trust, the Loan Note Issuer will on the Closing Date become the Series 2005-A Investor Beneficiary under this Supplement by way of an Acquisition in accordance with Clause 4.4 of the Receivables Trust Deed and Trust Cash Management Agreement. The Series 2005-A Investor Beneficiary shall, for all purposes under the Receivables Trust Deed and Trust Cash Management Agreement, as supplemented by this Supplement, be beneficially entitled to Trust Property in an amount equal to the Initial Investor Interest together with its associated proportional entitlement to Finance Charge Receivables and other Trust Property.

         (b) In order for the Acquisition referred to in 3(a) above to be effected, a contribution to the Receivables Trust in respect of Series 2005-A shall be payable by the Series 2005-A Investor Beneficiary to the Receivables Trustee in an amount equal to the Initial Investor Interest, by depositing such amount in the Trustee Acquisition Account on the Closing Date or such other date as specified.

         (c) Each month a further contribution as calculated by the Receivables Trustee in accordance with the schedule to this Supplement (calculations and information) shall be paid by the Series 2005-A Investor Beneficiary to the Receivables Trustee by way of further contribution in respect of its interest in the Receivables Trust ("ADDITIONAL CONSIDERATION").

                The size of each of the constituent elements of any payment of Additional Consideration will be identified. The different possible categories being:

                   1.   "TRUSTEE PAYMENT AMOUNT";
                   2.   "TRUST CASH MANAGEMENT FEE PAYMENT AMOUNT";
                   3.   "LOSS MAKE-UP (DEFAULT)";
                   4.   "LOSS MAKE-UP (CHARGE-OFF)";
                   5.   "REFUNDED UTILISED PRINCIPAL COLLECTIONS";
                   6.   "EXCESS SPREAD";
                   7.   "RESERVE ACCOUNT SURPLUS";
                   8.   "SPREAD ACCOUNT SURPLUS";
                   9. "INVESTMENT PROCEEDS" (to the extent not included in Excess Spread); and
                   10.  "INVESTOR INDEMNITY AMOUNT"

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         (d)    Series 2005-A shall be included in Group One. Series 2005-A shall not be subordinated to any other Series.

4.       RIGHTS OF THE INVESTOR BENEFICIARY IN RESPECT OF SERIES 2005-A

         (a) Following the Acquisition referred to in Clause 3 above, the beneficial entitlement of the Series 2005-A Investor Beneficiary (the "SERIES 2005-A BENEFICIARY INTEREST") up to and including the Series 2005-A Termination Date shall be as set out below:

                (A) in respect of Undivided Bare Trust Property other than Finance Charge Collections, Acquired Interchange and earnings on Permitted Investments which are Undivided Bare Trust Property that proportion which the Adjusted Investor Interest for Series 2005-A bears on that day to the sum of the Aggregate Adjusted Investor Interest and the Aggregate Transferor Interest on that day;

                (B) in respect of that Undivided Bare Trust Property which consists of Finance Charge Collections, Acquired Interchange and earnings on Permitted Investments which are Undivided Bare Trust Property received during any Monthly Period, the Floating Investor Percentage for Series 2005-A for that Monthly Period; and

                (C) in relation to Absolute Bare Trust Property held for the Investor Beneficiary, the Absolute Bare Trust Property held absolutely for the Investor Beneficiary from time to time.

         (b) The beneficial entitlement of the Series 2005-A Beneficiary Interest to Trust Property shall terminate on the day immediately following the Series 2005-A Termination Date.

5.       CONSENT OF EXISTING BENEFICIARIES

         (a) Each of RBS and Natwest, as a Transferor Beneficiary and the Loan Note Issuer as the Investor Beneficiary being together all the existing Beneficiaries of the Receivables Trust, prior to the execution of this Supplement, hereby consent to the Loan
                Note Issuer becoming a Beneficiary of the Receivables Trust in its capacity as the Series 2005-A Investor Beneficiary pursuant to the terms of Clause 4 of the Receivables Trust Deed and Trust Cash Management Agreement and the provisions of this Supplement upon payment of the contribution referred to in Clause 3(b) above and the issue or annotation (as the case may be) of a duly executed and authenticated Investor Certificate;

         (b) Each of RBS and Natwest hereby consent to the creation by the Loan Note Issuer of an Encumbrance over its Series 2005-A Beneficiary Interest pursuant to the Security Trust Deed executed in connection with the Related Debt; and

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         (c)    Each of RBS and Natwest hereby consent to the creation by the
                Series 2005-A Issuer of an Encumbrance over its rights as a secured party in respect of the Related Debt relating to the Series 2005-A Beneficiary Interest pursuant to the deed of charge executed by the Series 2005-A Issuer in connection with the Series 2005-A Associated Debt as contemplated in the Series 2005-A Associated Debt Prospectus.

6.       DECLARATION OF RECEIVABLES TRUSTEE

         With the consent of each of the existing Beneficiaries of the Receivables Trust as set out in Clause 5(a), the Receivables Trustee hereby declares that (i) the Loan Note Issuer shall become a Beneficiary of the Receivables Trust in its capacity as the Series 2005-A Investor Beneficiary, with effect from the payment of the contribution referred to in Clause 3(b) above and the issue or annotation (as the case may be) of a duly executed and authenticated Investor Certificate to the Loan Note Issuer (including the newly granted entitlement in respect of Series 2005-A) on the Closing Date (and for the avoidance of doubt such time shall be prior to the undertaking of calculations and allocations of Trust Property by the Trust Cash Manager on the Closing Date), (ii) the Receivables Trust Deed and Trust Cash Management Agreement shall be supplemented and varied in the manner and to the extent set out below and (iii) the Receivables Trust Deed and Trust Cash Management Agreement shall from such time on the Closing Date be read and construed for all purposes as supplemented and varied as set out in the Schedule to this Supplement and the Receivables Trust shall be supplemented and varied accordingly:

         (a) Clause 1 of the Receivables Trust Deed and Trust Cash Management Agreement shall be supplemented and varied with respect to the Loan Note Issuer in its capacity as Investor Beneficiary by the addition of the definitions set out in
                Part 1 of the Schedule to this Supplement. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Receivables Trust Deed and Trust Cash Management Agreement, the terms and provisions of the Schedule shall govern. All Part, Clause or sub-clause references in the Schedule shall be to the relevant Part, Clause or sub-clauses of the Receivables Trust Deed and Trust Cash Management Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the Master Framework Agreement. Each capitalised term defined in the Schedule shall relate only to Series 2005-A and no other Series;

         (b) for the purposes of Clause 4.7 of the Receivables Trust Deed and Trust Cash Management Agreement in respect of Series 2005-A, the contribution referred to in Clause 3(b) above shall be paid by the Investor Beneficiary on the Closing Date by depositing the amount set out in Clause 3(b) above in the Trustee Acquisition Account, which amount so deposited shall constitute Cash Available for Acquisition on the Closing Date;

                                     - 6 -

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         (c)    for the purposes of Clause 9.2(b) of the Receivables Trust Deed and Trust Cash Management Agreement in respect of Series
                2005-A, the share of the Investor Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager which is to be met from payments made to the Receivables Trustee by Series 2005-A shall as provided in Clause 11(a) be calculated, allocated and paid in the manner set out in Part 3 of the Schedule;

         (d) for the purposes of Clause 2.2.2 of the Beneficiaries Servicing Agreement in respect of Series 2005-A, the share of the Investor Servicing Fee payable by the Investor Beneficiary to the Servicer which is to be met from payments to the Servicer by Series 2005-A shall be calculated, allocated and paid in the manner set out in Part 2 of the Schedule;

         (e) for the purposes of Clause 7.15(b) of the Receivables Trust Deed and Trust Cash Management Agreement in respect of Series 2005-A, the amount of the Aggregate Trustee Payment Amount payable by the Investor Beneficiary in respect of Series 2005-A shall as provided in Clause 11(b) be calculated, allocated and paid in the manner set out in Part 4 of the Schedule;

         (f) for the purposes of Clause 5 of the Receivables Trust Deed and Trust Cash Management Agreement in respect of Series 2005-A, Clauses 5.1, 5.2 and 5.3 shall be read in their entirety as provided in the Receivables Trust Deed and Trust Cash Management Agreement. Clause 5 (except for Clauses 5.1, 5.2 and
                5.3 thereof) shall be read in its entirety as set out in Part 5 of the Schedule and shall be applicable only to the Beneficiaries constituting Series 2005-A;

         (g) for the purposes of Clause 9.5(b) of the Receivables Trust Deed and Trust Cash Management Agreement a Monthly Trust Cash Manager's Report relating to Series 2005-A shall be provided to the Receivables Trustee and the Loan Note Issuer, as the Series 2005-A Investor Beneficiary, in the manner set out in Part 6 of the Schedule; and

         (h) for the purposes of Clause 6.2 of the Receivables Trust Deed and Trust Cash Management Agreement, the Series Pay Out Events applicable to Series 2005-A shall be the Series 2005-A Pay Out Events set out in Part 7 of the Schedule.

                                     - 7 -

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                                    PART 3

                          UNDERTAKINGS AND AGREEMENTS

7.       UNDERTAKING BY THE TRANSFERORS AS TO PERIODIC FINANCE CHARGES AND
         OTHER FEES

         Each Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as may be determined by a Transferor to be necessary in order for such Transferor to maintain its credit card and related card business, (such determination being based upon a good faith assessment by such Transferor, in its sole discretion, of the nature of the competition in the credit card and related card business in the United Kingdom as a whole, or in respect of Accounts relating to an Additional Jurisdiction, of the nature of competition in the credit card and related card business in such Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, such Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Expense Rate.

8.       UNDERTAKINGS BY RBS AND NATWEST

         (a)    NON-PETITION

                RBS as Transferor, Transferor Beneficiary, initial Servicer and Trust Cash Manager, and Natwest as Transferor and Transferor Beneficiary hereby undertake (and any Additional Transferor, by its designation as such, and any successor trust cash manager, by its appointment under the Receivables Trust Deed and Trust Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement, shall each also undertake) to the Receivables Trustee or any successor trustee for itself and as trustee for each Beneficiary that each of them respectively will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee or any successor trustee or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgement against any other Investor Beneficiary.

         (b)    DISPOSALS

                RBS and Natwest, each as Transferor Beneficiary hereby undertake to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that they will not make any Disposal or create or grant any Encumbrance in respect of their respective beneficial entitlements in the Receivables Trust except in accordance with Clause 4.3 of the Receivables Trust

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                Deed and Trust Cash Management Agreement and acknowledge that any attempt to do so shall be void.

         (c)    LIMITED RECOURSE

                RBS as Transferor, Transferor Beneficiary, initial Servicer and Trust Cash Manager, and Natwest as Transferor Beneficiary and Transferor, each respectively hereby undertake (and any Additional Transferor, by its designation as such, and any successor trust cash manager, by its appointment under the Receivables Trust Deed and Trust Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement shall each also undertake) to the Receivables Trustee or any successor trustee for itself and as trustee for each Beneficiary that:

                (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and
                       (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its party to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 8(c); and

                (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

9.       AGREEMENTS OF THE INVESTOR BENEFICIARY

         (a)    USE OF UNDIVIDED BARE TRUST PROPERTY BY RECEIVABLES TRUSTEE

                (i) The Investor Beneficiary acknowledges and agrees that the Receivables Trustee or any successor trustee shall utilise the Series 2005-A Beneficiary Interest in respect of Undivided Bare Trust Property in making payments for Receivables and otherwise in operating the Undivided Bare Trust on the terms and subject to the conditions of the Receivables Trust Deed and Trust Cash Management Agreement and that the Series 2005-A Investor Beneficiary shall not be entitled to receive any Undivided Bare Trust Property, except to the extent and in the circumstances set out in the Receivables Trust Deed and Trust Cash Management Agreement and this Supplement.

                (ii) For the purposes of calculation only and for so long as the Loan Note Issuer is the Series 2005-A Investor Beneficiary, it is hereby agreed and acknowledged that for the purposes of Clauses 5.16 and 5.17 of the Schedule, amounts

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                       calculated to be notionally allocated to a Class of
                       Related Debt by the Loan Note Issuer as the Series 2005-A Investor Beneficiary may be treated for the purpose of calculation only, as being reallocated to another Class of such Related Debt and that the Schedule, including in particular, but without limitation, Clauses 5.16 and 5.17, shall be read and construed accordingly. For the avoidance of doubt nothing in this Supplement or the Schedule shall be construed as resulting in a reallocation of beneficial entitlement between the Undivided Bare Trust beneficiaries.

         (b)    NON-PETITION

                The Investor Beneficiary hereby undertakes to the Receivables Trustee (and any successor trustee) for itself and as trustee for each other Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any other Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee (or any successor trustee) or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgement against any other Investor Beneficiary.

         (c)    DISPOSALS

                (i) The Investor Beneficiary undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Undivided Bare Trust, except in accordance with Clause 4.3 of the Receivables Trust Deed and Trust Cash Management Agreement and acknowledges that any attempt to do so shall be void;

                (ii) without prejudice to the generality of Clause 9(c)(i) above, the Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of any of the Related Debt if the effect of any such Disposal or Encumbrance could result in the Investor Interest being beneficially held by or charged to different persons and acknowledges that any attempt to do so shall be void, PROVIDED THAT the Receivables Trustee and each Transferor hereby acknowledge and consent to (as evidenced by their respective executions of this Supplement) that the Related Debt shall be subject to the form of security granted for the benefit of the Loan Note Holder pursuant to the supplement to the Security Trust Deed, and PROVIDED, FURTHER THAT the Related Debt will be subject to the form of security that the Loan Note Holder has granted over its assets in order to secure its obligations in respect of the Associated Debt.

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         (d)    TAX

                RBS Cards Securitisation Funding Limited in its capacity as the Loan Note Issuer and Investor Beneficiary under this Supplement hereby confirms that it has a business establishment (for the purposes of Section 9 of the Value Added Tax Act 1994) in Jersey, Channel Islands which is either its sole business establishment (with no other fixed establishment anywhere else in the world) or is its business (or other fixed) establishment at which any services received by it as contemplated in the Series 2005-A Relevant Documents are most directly used or to be used or, as the case may be, its business (or other fixed) establishment which is most directly concerned with any services supplied by it as contemplated in the Relevant Documents.

         (e)    ADDITIONAL SUPPLEMENTS

                The Loan Note Issuer in its capacity as the Series 2005-A Investor Beneficiary consents and confirms as a Beneficiary of the Receivables Trust that, (i) subject to Clause 4.6(b) of the Receivables Trust Deed and Trust Cash Management Agreement and the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Loan Note Issuer), the Receivables Trust may be supplemented and varied from time to time in accordance with the terms of additional supplements; and (ii) subject to the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Loan Note Issuer) this Supplement may be varied from time to time in accordance with the terms of paragraph (g) below.

         (f)    LIMITED RECOURSE

                The Series 2005-A Investor Beneficiary hereby undertakes to the Receivables Trustee (or any successor trustee) for itself and as trustee for each other Beneficiary that:

                (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and
                       (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 9(f); and

                (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

         (g) The Loan Note issuer in its capacity as the Series 2005-A Investor Beneficiary shall only consent to any material amendment to this Supplement (excluding amendments necessary to correct manifest error) when instructed to do so by holders of Related Debt holding not less than two-thirds of such Related Debt.

10.      NEGATIVE COVENANTS OF THE INVESTOR BENEFICIARY

         The Series 2005-A Investor Beneficiary shall not, save to the extent permitted by the Series 2005-A Relevant Documents (as defined below) or with the prior written consent of each Transferor Beneficiary in respect of any future Series:

         (a) create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including uncalled capital);

         (b) carry on any business other than as described in the Series 2005-A Associated Debt Prospectus and in respect of that business shall not engage in any activity or do anything whatsoever except:

                (i) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Related Debt, the Receivables Trust Deed and Trust Cash Management Agreement, this Supplement and any mandates regarding the Series 2005-A Loan Note Issuer Expenses Account, the Series 2005-A Loan Note Issuer Distribution Account or any other bank account of the Loan Note Issuer, the Security Trust Deed and this Supplement (all of such, the "SERIES 2005-A RELEVANT DOCUMENTS") and preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the documents it has entered into or will enter into in respect of any other Series (the "OTHER SERIES DOCUMENTS");

                (ii) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 2005-A Relevant Documents and the Other Series Documents; and

                (iii) perform any act incidental to or necessary in connection with (i) or (ii) above;

         (c) have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in any bank account other than Trust Accounts, the Series 2005-A Loan Note Issuer Expense Account, the Series 2005-A Loan Note Issuer Distribution Account and any other bank accounts established by the Series 2005-A Investor Beneficiary in respect of any other Series;

         (d) create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Relevant Documents) or give any guarantee in respect of any obligation of any Person;

         (e) repurchase any shares or declare or pay any dividend or other distribution to its shareholders, PROVIDED THAT the Series 2005-A Investor Beneficiary shall be entitled to declare and pay dividends after preparation of audited quarterly, semi-annual or annual accounts;

         (f) consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

         (g) waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 2005-A Relevant Documents, without the prior written consent of the Security Trustee (and, in the case of the calculation of interest and determination of any interest period for the purposes of the Related Debt, the Transferor Beneficiaries and in the case of the Receivables Trust Deed and Trust Cash Management Agreement and the Series 2005-A Supplement, each of the Beneficiaries of the Receivables Trust); or

         (h) offer to surrender to any company any amounts which are available for surrender by way of group relief.

11.      FURTHER UNDERTAKINGS OF THE INVESTOR BENEFICIARY

         (a)    INVESTOR TRUST CASH MANAGEMENT FEE

                The Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary (by way of contractual obligation owed by the Loan
                Note Issuer to no other person and not as part of the terms of the Receivables Trust) that it will pay, by way of Additional Consideration (such payment being identified as the Investor Trust Cash Management Fee Payment Amount referable to Series 2005-A), to the Receivables Trustee from its own resources in the circumstances and in the manner set out above in Part 3 of the Schedule an amount equal to the Investor Trust Cash Management Fee. The Receivables Trustee will then use such amount to help meet the Cash Management Fee Payment Amount payable by the Receivables Trustee to the Trust Cash Manager pursuant to Clause 9.2(a) of the Receivables Trust Deed and Trust Cash Management Agreement to be met by the Receivables Trustee from payments to be made by the Beneficiaries in the circumstances and in the manner set out above in Part 3 of the Schedule. The amount of any such payment to be made by the Beneficiaries to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in this Part 3 of the Schedule. Any amount payable under this paragraph (a) shall be inclusive of VAT thereon, if applicable.

                To the extent necessary the Receivables Trustee is hereby authorised to make such payments described above on the Investor Beneficiary's behalf.

         (b)    INVESTOR TRUSTEE PAYMENT AMOUNT

                The Loan Note Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Investor Beneficiary to no other person and not as part of the terms of the Receivables Trust) that it will pay, by way of Additional Consideration in accordance with Clause 3(c) (identified as "TRUSTEE PAYMENT AMOUNT") to the Receivables Trustee the share of the Aggregate Trustee Payment Amount payable pursuant to Clause 7.15 of the Receivables Trust Deed and Trust Cash Management Agreement to be met by the Beneficiaries in the circumstances and in the manner set out above in this Part 4 of the Schedule. The amount of any such payment to be made by the Beneficiaries to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in this Part 4 of the Schedule. Any amount payable under this paragraph (b) shall be inclusive of VAT thereon if applicable.

                To the extent necessary the Receivables Trustee is hereby authorised to make such payments described above on the Investor Beneficiary's behalf.

         (c)    SPREAD ACCOUNT AMOUNTS

                The Loan Note Issuer hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Loan
                Note Issuer to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) to pay from its own resources amounts equal to the following amounts to the Receivables Trustee by way of Additional Consideration in accordance with Clause 3(c) (identified as "INVESTMENT PROCEEDS" or "SPREAD ACCOUNT SURPLUS" as applicable) referable to Series 2005-A, at the following times:

                (i) in accordance with Clause 5.19(b)(iv)(B), on each Transfer Date an amount equal to the Spread Account Surplus on such Transfer Date;

                (ii) in accordance with Clause 5.19(d), upon the earlier to occur of:

                       (1) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8 of the Receivables Trust Deed and Trust Cash Management Agreement; and

                       (2)  the Series 2005-A Termination Date;

                an amount equal to all amounts on deposit in the Spread Account (identified for Series 2005-A) at that time, in each case after taking into account all deposits in and withdrawals from the Spread Account on the date in question other than any withdrawal pursuant to this paragraph (c).

         (d)    RESERVE ACCOUNT AMOUNTS

                The Loan Note Issuer undertakes to the Receivables Trustee (by way of a contractual obligation owed to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) to pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c) (identified as the "RESERVE ACCOUNT SURPLUS") referable to Series 2005-A at the following times:

                (i) on any Transfer Date an amount equal to the Reserve Account Surplus on such Transfer Date (after giving effect to all deposits to and from the Reserve Account with respect to such Transfer Date); and

                (ii)   on the earlier of:

                       (1) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8 of the Receivables Trust Deed and Trust Cash Management Agreement;

                       (2) the first Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period; and

                       (3) the Transfer Date immediately preceding the Series 2005-A Scheduled Redemption Date;

                an amount equal to all amounts on deposit in the Reserve Account (identified, and in the relevant ledger for Series 2005-A) on such date after the prior payment of all amounts due that are payable from the Reserve Account as provided herein.

         (e)    INVESTOR INDEMNITY AMOUNT

                (i) The Loan Note Issuer hereby undertakes to the Receivables Trustee for itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Loan Note Issuer to no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c), an amount equal to the Aggregate Investor Indemnity Amount (identified as the "INVESTOR INDEMNITY AMOUNT"). The amount of any such payment to be made by the Loan Note Issuer to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Clause 5.15(k) of the Schedule;

                (ii) It is acknowledged and agreed by each of the parties hereto that to the extent that the Loan Note Issuer makes payment to the Receivables Trustee to enable it to make payment to each Transferor from other sources in respect of the amount referred to it in paragraph (e)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in paragraph (e)(i) above and that an amount shall be distributed equal to the amount of such payment contemplated in Clause 5.14 of the Schedule.

         (f)    INVESTMENT PROCEEDS

                The Loan Note Issuer hereby undertakes to the Receivables Trustee for itself and as trustee for each other Beneficiary (by way of a contractual obligation owed by the Loan Note Issuer to no other person and not as part of the terms of the Receivables Trust) that, unless specified otherwise herein, it will pay to the Receivables Trustee from its own resources by way of Additional Consideration in accordance with Clause 3(c) (identified as "INVESTMENT PROCEEDS"), amounts equal to any payments it receives in respect of investment earnings (to the extent not included in Excess Spread) from the Receivables Trust.

         To the extent necessary the Receivables Trustee is hereby authorised to make such payments described above on the Loan Note Issuer's behalf.

                                    PART 4

                                 MISCELLANEOUS

SCHEDULE 2 OF MASTER FRAMEWORK AGREEMENT

1. Unless otherwise stated herein, the common terms contained in Schedule 2 of the Master Framework Agreement (the "COMMON TERMS") shall apply to this Supplement.

2. Paragraph 15 of the Common Terms shall not apply to the Note Trustee in respect of the final sentence of the definition of "Issuer Costs Amount".

3. Paragraph 15 of the Common Terms shall not apply to the Security Trustee in respect of the final sentence of the definition of "Loan Note Issuer Costs Amount".

IN WITNESS WHEREOF the Receivables Trustee, RBS (in its capacities as Transferor Beneficiary, Trust Cash Manager, Servicer and Transferor), Natwest (in its capacities as Transferor Beneficiary and Transferor) and the Loan Note Issuer (in its capacities as Loan Note Issuer and Investor Beneficiary in respect of Series 2005-A) have caused this Supplement to be duly executed and delivered in Jersey by their duly authorised representatives as a deed on the day and year first above written.

                                 THE SCHEDULE

            SUPPLEMENT TO THE RECEIVABLES TRUST DEED AND TRUST CASH
                             MANAGEMENT AGREEMENT
                           AND THE RECEIVABLES TRUST

                                    PART 1

                                  DEFINITIONS

DEFINITIONS

Whenever used in this Supplement, the words and phrases, if any, defined in
Schedule 1 (Sub-Class Definitions) shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein;

"ADDITIONAL CONSIDERATION" shall have the meaning specified in Clause 3(c);

"ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Initial Investor Interest as reduced by the aggregate of:

         (1) Principal Collections distributed to the Loan Note Issuer in respect of Series 2005-A out of the Undivided Bare Trust (including amounts credited to the Series 2005-A Principal Funding Ledger and Series 2005-A Principal Collections Ledger);

         (2) Principal Collections used by the Loan Note Issuer in respect of Series 2005-A as Utilised Retained Principal Collections as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer and identified as "REFUNDED UTILISED PRINCIPAL COLLECTIONS";

         (3) Investor Default Amounts as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer and identified as "LOSS MAKE-UP (DEFAULT)"; and

         (4) Investor Charge-Offs as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer and identified as "LOSS MAKE-UP (CHARGE-OFF)",

         all calculated as at that date.

"AGGREGATE INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period;

"AGGREGATE INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Indemnity Amounts in respect of such Monthly Period;

"APPLICABLE LIBOR RATE" for each Calculation Period will be determined by the Trust Cash Manager. The Trust Cash Manager will determine "GBP-LIBOR-BBA" in accordance with the ISDA definitions provided that the purposes of making such a determination in respect of any Calculation Period, the Reset Date (as defined in the ISDA definitions) shall be the first day of such Calculation Period and the Designated Maturity (as defined in the ISDA definitions) shall be 1 month or in the case of the first Calculation Period, 2 months ("LIBOR"). If the Trust Cash Manager is unable to determine GBP-LIBOR-BBA, the Applicable LIBOR Rate for any Calculation Period will be the Applicable LIBOR Rate last determined.

"APPLICABLE SERIES" shall mean, with respect to any date of determination, a Series with an Investor Interest of greater than zero;

"ASSOCIATED DEBT" means, collectively, the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Series 2005-A Reserve Account Ledger on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(i) into the Series 2005-A Reserve Account Ledger on such date) and (b) the Required Reserve Amount;

"AVAILABLE SPREAD" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to Clauses 5.10(a)(vi), 5.10(b)(iv) and 5.10(c)(iii);

"AVAILABLE SPREAD ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Series 2005-A Spread Account Ledger on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(i) in the Series 2005-A Spread Account Ledger for Series 2005-A on such date) and (b) the Required Spread Account Amount;

"BUSINESS DAY" shall mean any day which is a Trans-european Automated Realtime Gross settlement Express Transfer system (TARGET) settlement day, other than a Saturday, a Sunday or a day on which banking institutions in: London, England; Edinburgh, Scotland; Jersey, Channel Islands; or New York, New York are authorised or obliged by law or executive order to be closed;

"CALCULATION PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or in the case of the first Distribution Date from and including the Closing Date) to but excluding such Distribution Date;

"CASH AVAILABLE FOR ACQUISITION" shall mean, on any date of determination, the amount of Principal Collections which may be utilised to fund the purchase of beneficial entitlement to Receivables as set out in Clause 5.06;

"CERTIFICATE" shall mean the Certificate executed by each Transferor and authenticated by or on behalf of the Receivables Trustee, substantially in the form attached to the Receivables Trust Deed and Trust Cash Management Agreement, which evidences the aggregate beneficial interest of the Loan Note Issuer in the Receivables Trust;

"CLASS A" shall mean, for calculation purposes, the portion of the Related Debt related to the Class A Associated Debt;

"CLASS A ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(v);

"CLASS A ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest MINUS that portion of the Principal Funding Account Balance in respect of Series 2005-A allocated to Class A (in an amount not to exceed the Class A Investor Interest) on such date of determination;

"CLASS A ASSOCIATED DEBT" means the $2,175,000,000 principal amount of Series 2005-A Class A Notes constituted by a trust deed supplement dated 15 December 2005 between the Series 2005-A Issuer and The Bank of New York;

"CLASS A AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class A Floating Percentage of Finance Charge Collections distributed to Series 2005-A for such Monthly Period;

(b) the Class A Floating Percentage of amounts with respect to Acquired Interchange distributed to Series 2005-A and credited to the Series 2005-A Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Series 2005-A Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Receivables Trust Deed and Trust Cash Management Agreement;

(c) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds pursuant to Clause 5.20(b)(iii) (up to a maximum amount equal to the Class A Covered Amount), if any, with respect to the related Transfer Date; and

(d) amounts allocated to Class A, if any, to be withdrawn from the Series 2005-A Reserve Account Ledger which will be credited to the Series 2005-A Finance Charge Collections Ledger on the related Transfer Date pursuant to Clauses 5.22(b)(iii) and 5.22(d);

"CLASS A CASH MANAGEMENT FEE" means any Investor Trust Cash Management Fee to be paid to the Receivables Trustee allocated to Class A pursuant to paragraph
(b)(i) of Part 3 of this Schedule;

"CLASS A COVERED AMOUNT" shall mean an amount determined as of each Transfer Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, and (b) the Class A LN Rate in effect with respect to such Calculation Period, and (c) the Principal

Funding Account Balance for Series 2005-A as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

"CLASS A DEBT AMOUNT" means, with respect to any date of determination, an amount equal to the Class A Initial Investor Interest MINUS the aggregate amount of principal payments made to the Loan Note Issuer notionally referable to the Class A Investor Interest from Trust Property PROVIDED, HOWEVER, that upon the Series 2005-A Termination Date, the Class A Debt Amount shall be an amount equal to zero;

"CLASS A DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class A Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class A Trustee Payment Amount and the Loan Note Issuer Costs Amount) over the amounts actually deposited (or would have been deposited but for the imposition of any withholding or deduction for any tax or levy which the Receivables Trustee is required to make by law) as the Class A Monthly Distribution Amount into the Series 2005-A Loan Note Issuer Distribution Account for the payment of such amount in accordance with Clause 5.10(a)(iii);

"CLASS A FIXED PERCENTAGE" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS A FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS A INITIAL INVESTOR INTEREST" shall mean [POUND]1,257,225,434;

"CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(a)(iii);

"CLASS A INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Percentage applicable for the related Monthly Period;

"CLASS A INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)      the Class A Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Loan Note Issuer in respect of Series 2005-A and referable to the Class A Investor Interest from Trust Property (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date, MINUS

(c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to Clause 5.13(a)(iii) over Class A Investor Charge-Offs reimbursed pursuant to Clause 5.15(b) prior to such date of determination;

PROVIDED, HOWEVER, that the Class A Investor Interest may not be reduced below zero;

"CLASS A INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or Rapid Amortisation Period, the Class A Fixed Percentage;

"CLASS A LN RATE" means, in relation to any Calculation Period, the Applicable LIBOR Rate payable in respect of that Calculation Period plus 0.10175% per cent. per annum.;

"CLASS A MONTHLY DISTRIBUTION AMOUNT" shall have the meaning specified in Clause 5.10(a)(iii);

"CLASS A MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(iii);

"CLASS A MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class A as calculated in accordance with Clause 5.08(a);

"CLASS A MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount as calculated in accordance with Clause 5.07(a);

"CLASS A REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(a);

"CLASS A SERVICING FEE" shall have the meaning specified in paragraph (a)(ii) of Part 2 of the Schedule;

"CLASS A TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(ii) of Part 4 of the Schedule;

"CLASS B" shall mean, for calculation purposes, the portion of the Related Debt related to the Class B Associated Debt;

"CLASS B ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(iv);

"CLASS B ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest MINUS that portion of the Principal Funding Account Balance in respect of Series 2005-A allocated to Class B (in an amount not to exceed the Class B Investor Interest) on such date of determination;

"CLASS B ASSOCIATED DEBT" shall mean the $175,000,000 principal amount of Series 2005-A Class B Notes constituted by a trust deed supplement dated 15 December 2005 between the Series 2005-A Issuer and The Bank of New York;

"CLASS B AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class B Floating Percentage of Finance Charge Collections distributed to Series 2005-A for such Monthly Period; and

(b) the Class B Floating Percentage of amounts with respect to Acquired Interchange distributed to Series 2005-A and credited to the Series 2005-A Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Series 2005-A Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Receivables Trust Deed and Trust Cash Management Agreement;

"CLASS B CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid to the Receivables Trustee allocated to Class B pursuant to paragraph (b)(ii) of
Part 3 of this Schedule;

"CLASS B DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class B Initial Investor Interest MINUS the aggregate amount of principal payments made to the Loan Note Issuer calculated as principal payments referable to the Class B Investor Interest from Trust Property PROVIDED, HOWEVER, that upon the Series 2005-A Termination Date the Class B Debt Amount shall be an amount equal to zero;

"CLASS B DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class B Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class B Trustee Payment Amount) over the amount actually deposited (or would have been deposited but for the imposition of any withholding or deduction for any tax or levy which the Receivables Trustee is required to make by law) as the Class B Monthly Distribution Amount into the Series 2005-A Loan Note Issuer Distribution Account for the payment of such amount in accordance with Clause 5.10(b)(ii);

"CLASS B FIXED PERCENTAGE" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS B FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS B INITIAL INVESTOR INTEREST" shall mean [POUND]101,156,069;

"CLASS B INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or Rapid Amortisation Period, the Class B Fixed Percentage;

"CLASS B INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(b)(ii);

"CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Percentage applicable for the related Monthly Period;

"CLASS B INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)      the Class B Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Loan Note Issuer in respect of Series 2005-A and referable to the Class B Investor Interest from Trust Property (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date, MINUS

(c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to Clause 5.13(b)(ii), MINUS

(d) the aggregate amount of the Reallocated Class B Principal Collections distributed pursuant to Clause 5.17 on all prior Transfer Dates but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest, MINUS

(e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to Clause 5.13(a)(ii), PLUS

(f) the aggregate amount of Available Spread utilised on all prior Transfer Dates pursuant to Clause 5.15(c)(ii) and 5.15(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e);

PROVIDED, HOWEVER, that the Class B Investor Interest may not be reduced below zero;

"CLASS B LN RATE" means, in relation to any Calculation Period, the Applicable LIBOR Rate payable in respect of that Calculation Period plus 0.26375% per cent. per annum;

"CLASS B MONTHLY DISTRIBUTION AMOUNT" shall have the meaning specified in Clause 5.10(b)(ii);

"CLASS B MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(ii);

"CLASS B MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class B as calculated in accordance with Clause 5.08(b);

"CLASS B MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(b);

"CLASS B PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the Class A Investor Interest has been deposited into the Series 2005-A Principal Funding Ledger identified, and in the relevant sub-ledger for Class A; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class A Investor Interest has been reduced to zero;

"CLASS B REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(b);

"CLASS B SCHEDULED REDEMPTION DATE" shall mean the Series 2005-A Scheduled Redemption Date;

"CLASS B SERVICING FEE" shall have the meaning specified in paragraph (a)(iii) of Part 2 of the Schedule;

"CLASS B TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(iii) of Part 4 of the Schedule;

"CLASS C" shall mean, for calculation purposes, the portion of Related Debt related to the Class C Associated Debt;

"CLASS C ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(iv);

"CLASS C ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest MINUS that portion of the Principal Funding Account Balance in respect of Series 2005-A allocated to Class C (in an amount not to exceed the Class C Investor Interest) on such date of determination;

"CLASS C ASSOCIATED DEBT" shall mean the $150,000,000 principal amount of Series 2005-A Class C Notes constituted by a trust deed supplement dated 15 December 2005 between the Series 2005-A Issuer and The Bank of New York;

"CLASS C AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class C Floating Percentage of Finance Charge Collections distributed to Series 2005-A for such Monthly Period; and

(b) the Class C Floating Percentage of amounts with respect to Acquired Interchange distributed to Series 2005-A and credited to the Series 2005-A Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Series 2005-A Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Receivables Trust Deed and Trust Cash Management Agreement;

"CLASS C CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid to the Receivables Trustee allocated to Class C pursuant to paragraph (b)(iii) of
Part 3 of this Schedule;

"CLASS C DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class C Initial Investor Interest MINUS the aggregate amount of principal payments made to the Loan Note Issuer calculated as principal payments referable to the Class C Investor Interest from Trust Property PROVIDED, HOWEVER, that upon the Series 2005-A Termination Date the Class C Debt Amount shall be an amount equal to zero;

"CLASS C DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class C Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class C Trustee Payment Amount, the Monthly Expenses Loan Amount and the Issuer Profit Amount) over the amounts actually deposited (or would have been deposited but for the imposition of any withholding or deduction for any tax or levy which the Receivables Trustee is required to make by law) as the Class C Monthly Distribution Amount into the Series 2005-A Loan Note Issuer Distribution Account for the payment of such amount on the related Transfer Date in accordance with Clause 5.15(e);

"CLASS C FIXED PERCENTAGE" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS C FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class C Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS C INITIAL INVESTOR INTEREST" shall mean [POUND]86,705,202;

"CLASS C INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or Rapid Amortisation Period, the Class C Fixed Percentage;

"CLASS C INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(c)(i);

"CLASS C INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Percentage applicable for the related Monthly Period;

"CLASS C INVESTOR INTEREST" means, with respect to any date of determination, an amount equal to:

(a)      the Class C Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Loan Note Issuer in respect of Series 2005-A and referable to the Class C Investor Interest from Trust Property (with the effect that the amount of principal beneficial entitlement in the Receivables Trust as evidenced by the Investor Certificate is reduced) prior to such date, including, for the avoidance of doubt, an amount equal to all Available Spread Account Amounts credited in respect of the Class C Investor Interest) on all prior Transfer Dates pursuant to Clauses 5.19(a)(iv)(B)(1)(bb), MINUS

(c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates, pursuant to Clause 5.13(c)(i), MINUS

(d) the aggregate amount of Reallocated Class B Principal Collections allocated to the Class C Investor Interest and Reallocated Class C Principal Collections allocated pursuant to Clauses 5.16 and 5.17 on all prior Transfer Dates, MINUS

(e) an amount equal to the amount by which the Class C Investor Interest has been reduced in order to cover Class A Investor Default Amounts and Class B Investor Default Amounts pursuant to Clauses 5.13(a)(i) and 5.13(b)(i), and PLUS

(f) the aggregate amount of Available Spread allocated and available on all prior Transfer Dates pursuant to Clause 5.15(g) to reimburse amounts deducted pursuant to the foregoing clauses (c), (d) and (e),

PROVIDED, HOWEVER that the Class C Investor Interest may not be reduced below zero;

"CLASS C LN RATE" means, in relation to any Calculation Period, the Applicable LIBOR Rate payable in respect of that Calculation Period plus 0.40525 per cent. per annum;

"CLASS C MONTHLY DISTRIBUTION AMOUNT" shall have the meaning specified in Clause 5.15(e);

"CLASS C MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(ii);

"CLASS C MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class C as calculated in accordance with Clause 5.08(c);

"CLASS C MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(c);

"CLASS C PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the aggregate of the Class A Investor Interest and the Class B Investor Interest has been deposited into the Series 2005-A Principal Funding Ledger identified, and in the relevant ledger for Class A and Class B, respectively; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class B Investor Interest has been reduced to zero;

"CLASS C RELEASE DATE" shall mean the first Distribution Date on which the Class A Investor Interest and the Class B Investor Interest has been reduced to zero;

"CLASS C SCHEDULED REDEMPTION DATE" shall mean the Series 2005-A Scheduled Redemption Date;

"CLASS C SERVICING FEE" shall have the meaning specified in paragraph (a)(iv) of Part 2 of the Schedule;

"CLASS C TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(iv) Part 4 of the Schedule;

"CLOSING DATE" shall mean 15th December 2005;

"CONTROLLED ACCUMULATION PERIOD" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing the first day of business in June 2009, or such later date as is determined in accordance with Clause 5.05(g) and ending on the first to occur of (a) the commencement of the Regulated Amortisation Period or Rapid Amortisation Period and (b) the Series 2005-A Termination Date;

"CONTROLLED ACCUMULATION PERIOD FACTOR" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the adjusted investor interests of all Applicable Series and the denominator of which is equal to the sum (without duplication) of (a) the Initial Investor Interest, (b) the initial investor interests of all Applicable Series (other than Series 2005-A) in Group One (other than Companion Series) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other Applicable Series which are not allocating Shared Principal Collections and are in their revolving periods;

"CONTROLLED ACCUMULATION PERIOD LENGTH" shall have the meaning specified in Clause 5.05(g);

"CONTROLLED ACCUMULATION SHORTFALL" shall initially mean zero and shall thereafter mean, with respect to any Transfer Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Transfer Date over the aggregate amount credited to the Series 2005-A Principal Funding Ledger pursuant to Clause 5.11(a) with respect to Class A, Class B, and Class C for the previous Monthly Period;

"CONTROLLED DEPOSIT AMOUNT" shall mean:

(a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest, the sum of (i) [POUND]80,282,595 PROVIDED, HOWEVER, that if the Controlled Accumulation Period Length is determined to be less than 18 months pursuant to Clause 5.05(g), the Controlled Deposit Amount for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest will be equal to (A) the product of (1) the Initial Investor Interest and (2) the Controlled Accumulation Period Factor for such Monthly Period divided by (B) the Required Accumulation Factor Number plus any Controlled Accumulation Shortfall PROVIDED, FURTHER, HOWEVER that the amount calculated for the Controlled Deposit Amount for each Transfer Date may not exceed the Maximum Controlled Deposit Amount without the prior written instructions of the Beneficiaries, and (ii) the Controlled Accumulation Shortfall for such Transfer Date; and

(b) for any Transfer Date with respect to the Regulated Amortisation Period, the sum of (i) [POUND]80,282,595 or, if greater, the Maximum Controlled Deposit Amount, and (ii) the Controlled Accumulation Shortfall for such Transfer Date;

"CUMULATIVE SERIES PRINCIPAL SHORTFALL" shall mean the sum of the Series Principal Shortfalls (as such term is defined in the related Supplement) for each Series in Group One;

"DAILY PRINCIPAL SHORTFALL" shall mean on any day for all Applicable Series in Group One the sum of:

(a) the excess of the Controlled Deposit Amount over the amount standing to the credit of those Series' segregated Series Principal Collections Ledger for any Series in its Controlled Accumulation Period or its Regulated Amortisation Period (as such terms are defined in the related supplements for all Series in Group One); and

(b) the excess of the Investor Interest over the amount standing to the credit of those Series' segregated Series Principal Collections Ledger for any Series in Group One other than Series 2005-A in its Rapid Amortisation Period (as such terms are defined in the related supplements for all Series in Group One);

"DEFICIENCY AMOUNT" shall mean, at any time of determination, the sum of the Class A Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount;

"DETERMINATION DATE" means the date falling six Business Days before a Transfer
 Date;

"DISTRIBUTION DATE" shall mean 15th February 2006 or, if 15th February 2006 is not a Business Day, the next succeeding Business Day and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day;

"EXCESS PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date for the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceeds the Class A Covered Amount as determined for such Transfer Date;

"EXPENSE RATE" shall mean the annualised percentage equivalent of a fraction,
(A) the numerator of which is the sum of:

(1) the Class A Monthly Required Expense Amount, the Class B Monthly Required Expense Amount and the Class C Monthly Required Expense Amount, each for the related Monthly Period, plus

(2) an amount equal to the Series 2005-A Investor Servicing Fee actually payable, plus

(3) an amount equal to the Investor Trust Cash Management Fee actually payable, less

(4) the Principal Funding Investment Proceeds credited pursuant to Clause 5.20(b)(iii) on the Transfer Date related to such Monthly Period, up to the Class A Covered Amount, less

(5) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) credited pursuant to Clause 5.22(d) on the Transfer Date relating to such Monthly Period,

each of (1), (2), (3), (4) and (5) with respect to the related Monthly Period, and (B) the denominator of which is the Adjusted Investor Interest as of the Record Date preceding such Transfer Date;

"FINANCE FUNDING ACCOUNT" shall have the meaning specified in Clause 5.21;

"FIXED INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the aggregate of the Adjusted Investor Interest and the balance standing to the credit of the Series 2005-A Principal Collections Ledger both as at the close of business on the last day of the Revolving Period; and

(b)      the denominator of which is the greater of:

         (i) (A) the aggregate Transferor Interests as of the close of business on the last day of the prior Monthly Period (except for the first Monthly Period, where such calculation will be as of the Closing Date) plus (B) the sum of adjusted investor interests for all Applicable Series as of the close of business on the last day of the prior Monthly Period (except for the first Monthly Period, where such calculation will be as of the Closing Date); and

         (ii) the sum of (A) the Adjusted Investor Interest as of the close of business on the last day of the Revolving Period plus (B) the sum of the numerators used to calculate the Investor Percentages for distributions with respect to Principal Receivables which are Eligible Receivables for all Applicable Series (excluding Series 2005-A) for that month,

         PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in paragraph (b)(i)(A) above hereof shall be:

         * for the period from the first day of the Monthly Period to the Addition Date, the Aggregate Transferor Interests on the last day of the prior Monthly Period; and

         * for the period from the Addition Date to the lst day of the Monthly Period, the Aggregate Transferor Interest on the Addition Date, taking into account the eligible Principal Receivables added to the Undivided Bare Trust;

         and the amount in paragraph (b)(i)(B) above shall be:

         * for the period from the last day of the Monthly Period to the Addition Date, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2005-A) on the last day of the Monthly Period; and

         * for the period from the Addition Date to the lst day of the Monthly Period, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2005-A) on the Addition Date, taking into account the eligible Principal Receivables added to the undivided trust.

"FLOATING INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the aggregate of the Adjusted Investor Interest and the balance on the Series 2005-A Principal Collections Ledger both at the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest); and

(b)      the denominator of which is the greater of:

         (i) (A) the aggregate Transferor Interests as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date plus (B) the sum of adjusted investor interests for all Applicable Series on such date as reduced by the amount of Required Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger; and

         (ii) the sum of (A) the Adjusted Investor Interest plus the balance on the Series 2005-A Principal Collections Ledger on the last day of the preceding Monthly Period plus (B) the sum of the numerators used to calculate the Investor Percentages for distributions with respect to Finance Charge Receivables, Acquired Interchange or Receivables in Defaulted Accounts at any time, as applicable, for all Applicable Series (excluding Series 2005-A) with respect to the Monthly Period for which the Floating Investor Percentage is being determined,

         PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in sub-paragraph (b)(i)(A) above shall be:

         * for the period from the first day of the Monthly Period to the Addition Date, the aggregate Transferor Interests on the last day of the prior Monthly Period; and

         * for the period from the Addition Date to the lst day of the Monthly Period, the Aggregate Transferor Interest on the Addition Date, taking into account the Eligible Principal Receivables added to the Undivided Bare Trust; and

         and the amount in paragraph (b)(i)(B) above shall be:

         * for the period from the last day of the Monthly Period to the Addition Date, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2005-A) on the last day of the Monthly Period; and

         * for the period from the Addition Date to the lst day of the Monthly Period, the sum of the adjusted investor interests used to calculate the floating investor percentages for all Outstanding Series (including Series 2005-A) on the Addition Date, taking into account the eligible Principal Receivables added to the Undivided Bare Trust.

         as reduced by the amount of Required Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger;

         PROVIDED ALSO that, in respect of any Monthly Period when the Floating Investor Percentage is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage will be zero;

"GROUP ONE" shall mean Series 2005-A and each other Series specified in the related Supplement to be included in Group One;

"INITIAL INVESTOR INTEREST" shall mean [POUND]1,445,086,705;

"INVESTOR BENEFICIARY" shall mean an Investor Beneficiary which is described as such in any Series Supplement (as defined in the Master Definitions Schedule) and for the purposes of this Supplement and for Series 2005-A, shall mean RBS Cards Securitisation Funding Limited;

"INVESTOR CHARGE-OFF" shall mean a Class A Investor Charge-Off, a Class B Investor Charge-Off or a Class C Investor Charge-Off, or any of them;

"INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and
(b) the Floating Investor Percentage for the Monthly Period in which the day such Account became a Defaulted Account falls;

"INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Transferor Section 75 Indemnity Claim, an amount equal to the product of (a) the Transferor
Section 75 Indemnity Claim (in an amount not to exceed the amount of the related Credit Advance) and (b) the Floating Investor Percentage for the Monthly Period in which the day such Transferor Section 75 Indemnity Claim was made falls;

"INVESTOR INTEREST" shall mean, on any date of determination, an amount equal to the Initial Investor Interest as reduced by the aggregate of:

* principal payments made to the Loan Note Issuer in respect of Series 2005-A (with the effect that the aggregate amount of the Loan Note Issuer's beneficial entitlement in the Undivided Bare Trust and the Loan Note Issuer's Absolute Bare Trust in respect of Series 2005-A is reduced) prior to such date (for the avoidance of doubt, the distribution and transfer of amounts representing principal from the Undivided Bare Trust to the Loan Note Issuer's Absolute Bare Trust shall not be treated as a payment of principal to the Loan Note Issuer);

* Principal Collections distributed to the Loan Note Issuer in respect of Series 2005-A as Utilised Retained Principal Collections as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer in accordance with Clause 3(c) as identified as "REFUNDED UTILISED PRINCIPAL COLLECTIONS";

* Investor Default Amounts as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer in accordance with Clause 3(c) as identified as "LOSS MAKE-UP (DEFAULT)" referable to Series 2005-A; and

* Investor Charge-Offs as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer in accordance with Clause 3(c) as identified as "LOSS MAKE-UP (CHARGE-OFF)" (excluding, for the avoidance of doubt, any Investor Default Amounts as reduced by the aggregate of that part of the Additional Consideration paid by the Loan Note Issuer in accordance with Clause 3(c) as identified as "LOSS MAKE-UP (DEFAULT)", all calculated as at that date;

"INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, Regulated Amortisation Period or the Rapid Amortisation Period, the Fixed Investor Percentage PROVIDED, HOWEVER, that in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Investor Percentage shall be zero;

"INVESTOR TRUST CASH MANAGEMENT FEE" has the meaning specified in paragraph
(a)(i) of Part 3 of the Schedule;

"INVESTOR TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(i) of Part 4 of the Schedule;

"ISDA DEFINITIONS" means the 2000 ISDA definitions (as amended and updated as at the date hereof, as published by the International Swaps and Derivatives Association, Inc.);

"ISSUER COSTS AMOUNT" means the product of (A) a fraction, the numerator of which is the Investor Interest for Series 2005-A and the denominator of which is the Aggregate Investor Interest, and (B) the amounts evidenced by formal invoice (a copy of which has been provided to the Note Trustee acting under the Arran Funding Note Trust Deed) as being required to pay the legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities incurred by the Issuer accrued due and payable on or before any Transfer Date to a third party incurred in the course of the Issuer's business (including the legal fees, fees, costs, charges, expenses, losses, damages, claims and liabilities of the Note Trustee and any Receiver appointed pursuant to the Arran Funding Note Trust Deed, such amount to be paid in priority to any other amounts contemplated by this definitions) (such amount to exclude any income tax or other similar taxes upon profit payable by the Issuer to any taxation authority), plus any such legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities remaining unpaid for previous Transfer Dates plus, in each case where relevant, VAT thereon. This definition shall not be modified to the extent such modification relates to amounts payable or potentially payable to the Note Trustee or its appointees, delegates or agents, without the prior written consent of the Note Trustee;

"ISSUER PROFIT AMOUNT" shall mean, with respect to any Transfer Date, on amount equal to a fraction, rounded up to the nearest whole number, (A) the numerator of which is (1) the number of days in the relevant Calculation Period, multiplied by (2) [POUND]1000; and (B) the denominator of which is 365;

"LOAN NOTE ISSUER" shall mean RBS Cards Securitisation Funding Limited;

"LOAN NOTE ISSUER COSTS AMOUNT" means the product of (A) a fraction, the numerator of which is the Investor Interest for Series 2005-A and the denominator of which is the Aggregate Investor Interest, and (B) the amounts evidenced by formal invoice (a copy of which has been provided to the Security Trustee) as being required to pay the legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities incurred by the Loan Note Issuer accrued due and payable on any Transfer Date to a third party incurred in the course of the Loan Note Issuer's business (including the legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities of the Security Trustee and any Receiver appointed pursuant to the Security Trust Deed, such amount to be paid in priority to any other amount contemplated by this definition) (such amount to exclude any income tax or other similar taxes upon profit payable by the Loan Note Issuer to any taxation authority), plus any such legal fees, fees, costs, charges, expenses, indemnities losses, damages, claims and liabilities remaining unpaid for previous Transfer Dates plus, in each case where relevant, VAT thereon. This definition shall not be modified to the extent such modification relates to amounts payable or potentially payable to the Security Trustee or its appointees, delegates or agents, without the prior written consent of the Security Trustee;

"LOAN NOTE ISSUER RETURN" shall mean, with respect to any Transfer Date, an amount equal to a fraction, rounded up to the nearest whole number, (A) the numerator of which is (1) the number of days in the relevant Calculation Period, multiplied by (2) 0.01 per cent. (or such other amount as may be agreed from time to time between the Loan Note Issuer and the Receivables Trustee), multiplied by (3) the Investor Interest for Series 2005-A; and (B) the denominator of which is 365;

"MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the interests of any Series 2005-A Beneficiary Interest which shall be construed to include the interests of any holders of Related Debt and Associated Debt;

"MAXIMUM CONTROLLED DEPOSIT AMOUNT" shall mean an amount equal to one-eighteenth of the aggregate amount of all the initial investor interests of all Applicable Series in Group One (excluding Companion Series) that are expected to be in their revolving periods;

"MINIMUM TRANSFEROR INTEREST" for Series 2005-A shall mean in relation to each Transferor, an interest equal in amount to 6% of Average Principal Receivables transferred during a period of thirty consecutive days by the relevant Transferor;

"MONTHLY EXPENSES LOAN AMOUNT" means, with respect to any Transfer Date, the amount equal to any monthly interest accrual and any scheduled principal repayment due and repayable including any amount outstanding in respect of any previous Transfer Dates, if any, on any expenses loan facility entered into by or on behalf of the Series 2005-A Issuer in respect of any obligation to pay expenses related to the issue of the Series 2005-A Associated Debt on the Closing Date;

"MONTHLY PERIOD" shall have the meaning specified in the Receivables Trust Deed and Trust Cash Management Agreement, except that the first Monthly Period with respect to the Class A Investor Beneficiary, Class B Investor Beneficiary and Class C Investor Beneficiary shall begin on and include the Closing Date and shall end on and include 31st January 2006;

"NOTE TRUSTEE" shall mean The Bank of New York, London Branch;

"PAYMENT DATE" shall mean each Distribution Date, or, in the case of the first Payment Date, 15th February 2006 or if such day is not a Business Day, the next succeeding Business Day;

"PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Clause 6.1 of the Receivables Trust Deed and Trust Cash Management Agreement or a Series 2005-A Pay Out Event is deemed to occur pursuant to Clause 6.2 of the Trust and Trust Cash Management Agreement (as Clause 6.2 is set out in Part 7 of the Schedule);

"PORTFOLIO ADJUSTED YIELD" shall mean, with respect to any Transfer Date commencing on and including the Transfer Date falling in April 2006, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Expense Rate from the Portfolio Yield for each Monthly Period;

"PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualised percentage equivalent of a fraction,

(a)      the numerator of which is an amount equal to the sum of:

         (i) the amount of Finance Charge Collections distributed to the Loan Note Issuer for Series 2005-A for such Monthly W Period; PLUS

         (ii) the amount of Acquired Interchange credited to the Series 2005-A Finance Charge Collections Ledger and distributed to Series 2005-A; LESS

         (iii)  the Aggregate Investor Default Amount for such Monthly
                Period; and

(b) the denominator of which is the Adjusted Investor Interest for Series 2005-A as of the close of business on the last day of such Monthly Period;

"PRINCIPAL FUNDING ACCOUNT" shall have the meaning set out in Clause
5.20(a)(i);

"PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Series 2005-A Principal Funding Ledger on such date of determination;

"PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the investment earnings on funds in the Series 2005-A Principal Funding Ledger (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"PRINCIPAL FUNDING INVESTMENT SHORTFALL" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Class A Covered Amount determined as of such Transfer Date;

"QUARTERLY EXCESS SPREAD PERCENTAGE" means, with respect to any Determination Date, an amount equal to the percentage sum of the average Portfolio Yield for the immediately preceding three Monthly Periods minus the average Expense Rate for the immediately preceding three Monthly Periods; PROVIDED, HOWEVER, that with respect to the first three Monthly Periods, the "Quarterly Excess Spread Percentage" shall be calculated as follows:

DISTRIBUTION DATE                 QUARTERLY EXCESS SPREAD

15 February 2006                  Average Portfolio Yield for the immediately
                                  preceding Monthly Period minus the Average
                                  Expense Ratio for the immediately preceding
                                  Monthly Period.

15 March 2006                     Average Portfolio Yield for the immediately
                                  TWO preceding the Monthly Periods minus the Average Expense Ratio for the TWO immediately preceding Monthly Periods.

"RAPID AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the Pay Out Commencement Date (other than a Pay Out Commencement Date resulting solely from a Regulated Amortisation Trigger Event) and ending on the earlier to occur of (a) the Series 2005-A Termination Date and (b) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

"RATING AGENCIES" shall mean Moody's, Fitch Ratings and Standard & Poor's and "RATING AGENCY" shall mean any one of them;

"RATING AGENCY CONDITION" shall mean the notification in writing by each Rating Agency to each Transferor, the Servicer and the Receivables Trustee that an action will not result in such Rating Agency reducing or withdrawing its then existing rating of any outstanding Associated Debt with respect to which it is a Rating Agency;

"REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class B Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.17 in an amount not to exceed the product of:

(a) the Class B Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class B Investor Interest after giving effect to any unreinstated Class B Investor Charge-Offs as of such Transfer Date;

"REALLOCATED CLASS C PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class C Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.16 in an amount not to exceed the product of:

(a) the Class C Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class C Investor Interest after giving effect to any unreinstated Class C Investor Charge-Offs as of such Transfer Date;

"RECORD DATE" shall mean, with respect to any Distribution Date and any Transfer Date, the last Business Day of the preceding Monthly Period;

"REGULATED AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the occurrence of a Regulated Amortisation Trigger Event and ending on the earlier to occur of (a) the commencement of the Rapid Amortisation Period; and
(b) the Series 2005-A Termination Date;

"REGULATED AMORTISATION TRIGGER EVENT" shall have the meaning specified in Part 7 of the Schedule;

"RELATED DEBT" shall mean the Series 2005-A Loan Note issued by the Loan Note Issuer pursuant to a supplement to the Security Trust Deed dated 15th December 2005;

"REQUIRED ACCUMULATION FACTOR NUMBER" shall be equal to a fraction, rounded up to the nearest whole number the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Designated Accounts for the 18 months preceding the date of such calculation;

"REQUIRED RESERVE AMOUNT" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to

(a)      0.10% of the Class A Investor Interest; or

(b)      any other amount advised by the Trust Cash Manager,

PROVIDED, HOWEVER, that if such designation is of a lesser amount, the Transferor Beneficiary shall (i) provide the Trust Cash Manager and the Receivables Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Receivables Trustee a certificate of an authorised officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor Beneficiary, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect of Series 2005-A PROVIDED, FURTHER, HOWEVER, that no such designation shall be effective without the prior written agreement of all the other Beneficiaries;

"REQUIRED RETAINED PRINCIPAL COLLECTIONS" means those Principal Collections retained in the undivided Principal Collections Ledger each month in an amount not to exceed the Required Retained Principal Collections Amount, that can be utilised, if needed, as Utilised Required Retained Principal Collections;

"REQUIRED RETAINED PRINCIPAL COLLECTIONS AMOUNT" shall have the meaning given in Clause 5.16(a);

"REQUIRED SPREAD ACCOUNT AMOUNT" will be determined on each Determination Date, and shall mean the product of (i) the Spread Account Percentage in effect on such date and (ii) during (A) the Revolving Period or the Controlled Accumulation Period, the Adjusted Investor Interest, and (B) the Regulated Amortisation Period or the Rapid Amortisation Period, the Adjusted Investor Interest as of the last day of the Revolving Period or, as the case may be, Controlled Accumulation Period; Provided, that in no event will the Required Spread Account Amount exceed the Class C Debt Amount (after taking into account any payments to be made on the related Distribution Date);

"RESERVE ACCOUNT" shall have the meaning specified in Clause 5.23(a)(i);

"RESERVE ACCOUNT FUNDING DATE" shall mean the Transfer Date which occurs not later than the earliest of:

(a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; or

(b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 0.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 18 months prior to the commencement of the Controlled Accumulation Period;

"RESERVE ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Series 2005-A Reserve Account Ledger exceeds the Required Reserve Amount;

"RESERVE DRAW AMOUNT" shall have the meaning specified in Clause 5.22(c);

"RESERVE INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date the investment earnings on funds in the Series 2005-A Reserve Account Ledger (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date;

"SCHEDULE" shall mean the Schedule to the Supplement;

"SCHEDULED REDEMPTION DATE" shall mean the Series 2005-A Scheduled Redemption Date, and unless otherwise specified, where a reference is made to a particular Class's Scheduled Redemption Date , such date shall be the Series 2005-A Scheduled Redemption Date;

"SECURITY TRUSTEE" means The Bank of New York in its capacity as Security Trustee under the Security Trust Deed;

"SERIES 2005-A ASSOCIATED DEBT" means the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"SERIES 2005-A ASSOCIATED DEBT PROSPECTUS" shall mean the approved base prospectus for a listing on the London Stock Exchange of the Series 2005-A Associated Debt dated 10 November 2005 together with the Final Terms dated on or around 8 December 2005 in relation to Series 2005-A;

"SERIES 2005-A BENEFICIARY INTEREST" means in respect of Series 2005-A, the beneficial interest of the Investor Beneficiary, equal to the Investor Interest;

"SERIES 2005-A FINANCE CHARGE COLLECTIONS LEDGER" means the sub-ledger in the Series Collections Account held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2005-A;

"SERIES 2005-A INVESTOR BENEFICIARY" means RBS Cards Securitisation Funding Limited or any successor;

"SERIES 2005-A INVESTOR SERVICING FEE" shall have the meaning specified in paragraph (a)(i) of Part 2 of the Schedule;

"SERIES 2005-A ISSUER" means Arran Funding Limited as issuer of the Associated Debt and its successors and assigns as beneficial holder of the Related Debt;

"SERIES 2005-A LOAN NOTE ISSUER DISTRIBUTION ACCOUNT" means the account held with The Royal Bank Of Scotland International Limited titled as "Rbs Cards Secure Fund Ltd 2005 A" with sort code 16-10-28 and account number 50452307 established in respect of Series 2005-A;

"SERIES 2005-A LOAN NOTE ISSUER EXPENSE ACCOUNT" means the account held with The Royal Bank Of Scotland International Limited titled as "Rbs Cards Secure Fund Ltd Expenses 2005 A" with sort code 16-10-28 and account number 50452331;

"SERIES 2005-A PAY OUT EVENT" shall have the meaning specified in Part 7 of the Schedule;

"SERIES 2005-A PRINCIPAL COLLECTIONS LEDGER" means the sub-ledger in the Series Collections Account held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2005-A;

"SERIES 2005-A PRINCIPAL FUNDING LEDGER" means a sub-ledger in the Principal Funding Account held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2005-A;

"SERIES 2005-A RELEVANT DOCUMENTS" shall have the meaning specified in Clause 10(b)(i) of the Supplement;

"SERIES 2005-A RESERVE ACCOUNT LEDGER" means the sub-ledger in the Reserve Account held on segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2005-A;

"SERIES 2005-A SCHEDULED REDEMPTION DATE" shall mean the Distribution Date falling on 15 December 2008;

"SERIES 2005-A SPREAD ACCOUNT LEDGER" means the sub-ledger in the Spread Account held on segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of Series 2005-A;

"SERIES 2005-A TERMINATION DATE" shall mean the earlier to occur of (a) the Distribution Date on which the Investor Interest is reduced to zero, or (b) the Distribution Date falling on 15 December 2010;

"SERIES CERTIFICATES" shall mean the Series 2005-A Loan Note Certificate;

"SERIES COLLECTION ACCOUNT" means the account in the name of South Gyle Receivables Trustee Limited for Series 2005-A held with The Royal Bank Of Scotland International Limited titled as "Sth Gyle Recvbles Tste Ltd - Series Coll A/C" with sort code 16-10-28 and account number 50452269

"SERIES PRINCIPAL SHORTFALL" shall mean with respect to any day, the excess, if any, of:

(a)      (i)    with respect to any day during the Controlled Accumulation
                Period or Regulated Amortisation Period, the excess of the Controlled Deposit Amount over the amount credited to the Series 2005-A Principal Collections Ledger for such day; and

         (ii) with respect to any day during the Rapid Amortisation Period, the excess of the Investor Interest over the amount credited to the Series 2005-A Principal Collections Ledger;

"SERIES SERVICING FEE PERCENTAGE" shall mean 0.75% or such other percentage agreed between the Investor Beneficiary and the Servicer to apply whilst RBS Cards is the Servicer pursuant to Clause 2.2(a) of the Beneficiaries Servicing Agreement;

"SERIES TRUST CASH MANAGEMENT FEE " means [POUND]6,000 per annum;

"SERIES FINANCE FUNDING LEDGER" means the sub-ledger in the Finance Funding Account held on a segregated bare trust for the sole benefit of the Loan Note Issuer, in respect of particular Series, for the avoidance of doubt, no such Ledger shall be required for Series 2005-A;

"SHARED PRINCIPAL COLLECTIONS" shall mean on any day the aggregate of the relevant floating investor percentages of Principal Collections standing to the credit of the undivided Principal Collections Ledger that day for those series in their revolving periods plus the aggregate of the amount if any by which the fixed investor percentage of Principal Collections standing to the credit of the undivided Principal Collections Ledger that day for each Series in a period other than a revolving period exceeds the following amounts in respect of each
Series:

(a) until the relevant scheduled redemption date, for any Monthly Period during the controlled accumulation period, deposits of the relevant controlled deposit amount to the relevant series principal funding ledger;

(b) during the regulated amortisation period, deposits of the controlled deposit amount to the relevant Loan Note Issuer distribution account, for the relevant Series which in the case of Series 2005-A will be the Series 2005-A Loan Note Issuer Distribution Account; and

(c) during the controlled accumulation period, on the relevant series scheduled redemption date, and during the regulated amortisation period and the rapid amortisation period, distributions of Principal Collections from the Undivided Bare Trust to the relevant Series;

"SPREAD ACCOUNT" shall have the meaning specified in Clause 5.19(a)(i);

"SPREAD ACCOUNT PERCENTAGE" shall be determined as follows: (i) if the Quarterly Excess Spread Percentage on such Determination Date is greater than
4.5 per cent. the Spread Account Percentage for such Determination Date shall be 0 per cent.; if the Quarterly Excess Spread Percentage on such Determination Date is greater than 4.0 per cent. but less than or equal to 4.5 per cent., the Spread Account Percentage on such Determination Date shall be 2.0 per cent.; if the Quarterly Excess Spread Percentage on such Determination Date is greater than 3.5 per cent. but less than or equal to

4.0 per cent., the Spread Account Percentage on such Determination Date shall be 2.5 per cent.; if the Quarterly Excess Spread Percentage on such Determination Date is greater than 3.0 per cent. but less than or equal to 3.5 per cent., the Spread Account Percentage on such Distribution Date shall be 3.0 per cent.; if the Quarterly Excess Spread Percentage on such Determination Date is greater than 2.5 per cent. but less than or equal to 3.0 per cent., the Spread Account Percentage for such Determination Date shall be 3.5 per cent; if the Quarterly Excess Spread Percentage on such Determination Date is greater than 2.0 per cent. but less than or equal to 2.5 per cent., the Spread Account Percentage for such Determination Date shall be 4.0 per cent.; and (ii) if the Quarterly Excess Spread Percentage on such Determination Date is equal to or less than 2.0 per cent., the Spread Account Percentage for such Determination Date shall be 4.5 per cent.;

"SPREAD ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date, the amount, if any, by which the Available Spread Account Amount exceeds the Required Spread Account Amount;

"SUPPLEMENT" shall mean this Series 2005-A Supplement to the Receivables Trust Deed and Cash Management Agreement;

"SWAP AGREEMENTS" shall mean the agreements dated on or about the Closing Date between the Series 2005-A Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of the Series 2005-A Issuer under and/or in respect of the Associated Debt denominated in sterling to be converted into the relevant amounts of currency at a specified interest rate of the Associated Debt, and vice versa by the Swap Counterparty and for certain other payments to be made in the relevant amounts of currency at a specified interest rate under the terms of the Associate Debt by the Swap Counterparty and in dollars by the Series 2005-A Issuer;

"SWAP COUNTERPARTY" shall mean The Royal Bank of Scotland plc in its capacity as counterparty in respect of the Swap Agreements and its successors and assigns;

"TOTAL WITHDRAWAL AMOUNT" shall have the meaning specified in Clause 5.19(a)(iv)(B)(1);

"TRANSFER DATE", for the purposes of this Supplement, is the same date as each Distribution Date;

"TRUST ACCOUNTS BANK AGREEMENT" means the bank account agreement dated 27 March 2000 (as amended or supplemented) between the Receivables Trustee and the Trust Accounts Bank establishing the trust accounts ledger(s) in respect of, inter alios, Series 2005-A;

"TRUSTEE COLLECTION ACCOUNT" shall mean the account identified as such in the Trust Bank Accounts Agreement;

"UNAVAILABLE PRINCIPAL COLLECTIONS" shall have the meaning specified in Clause 5.05(e)(i).; and

"UTILISED RETAINED PRINCIPAL COLLECTIONS" means Reallocated Class C Principal Collections and Reallocated Class B Principal Collections.

                                    PART 1

                         CALCULATIONS AND INFORMATION

Each month the Receivables Trustee will deliver to the Series 2005-A Investor Beneficiary, calculations and information regarding the Receivables Trust, trust allocations and distributions and movements of monies and credits to ledgers between or in respect of the undivided trust and the segregated bare trusts. The calculations, ledgers and information to be provided are contained in Parts 2 through 4 and Clauses 5.07 through to 5.15 and 5.18 through to 5.23 of this Series 2005-A Supplement.

                                    PART 2

                         CALCULATIONS AND INFORMATION

                            SERVICING COMPENSATION

SERVICING COMPENSATION

(a)      (i)    Pursuant to Clause 2.2(b) of the Beneficiaries Servicing
                Agreement the share of the Servicing Fee allocable to Series
                2005-A with respect to each Transfer Date (the "SERIES 2005-A
                INVESTOR SERVICING FEE") shall be calculated to be an amount equal to the sum of one-twelfth of the product of (1) the Series Servicing Fee Percentage and (2) the Adjusted Investor
                Interest as of the last day of the Monthly Period preceding the relevant Transfer Date (such amount to be inclusive of VAT thereon, if any) PROVIDED, HOWEVER, that with respect to the first Transfer Date, the Series 2005-A Investor Servicing Fee shall be equal to [POUND]1,378,276 (such amount to be inclusive of VAT thereon, if any).

         (ii) The portion of the Series 2005-A Investor Servicing Fee allocable to the Class A Investor Beneficiary in respect of the Class A Investor Interest with respect to any Transfer Date (the "CLASS A SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage for the Monthly Period preceding that in which such Transfer Date falls, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

         (iii) The portion of the Series 2005-A Investor Servicing Fee allocable to the Class B Investor Beneficiary in respect of the Class B Investor Interest with respect to any Transfer Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage for the Monthly Period preceding that in which such Transfer Date falls, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

         (iv) The portion of the Series 2005-A Investor Servicing Fee allocable to the Class C Investor Beneficiary in respect of the Class C Investor Interest with respect to any Transfer Date (the "CLASS C SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class C Floating Percentage for the Monthly Period preceding that in which such Transfer Date falls, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

(b) Except as specifically provided in paragraph (a) of this Part 2 above, the Servicing Fee not allocated to Series 2005-A shall be paid by the cash flows from the Receivables Trust allocated to the Transferor Beneficiaries and other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receivables

         Trust, the Receivables Trustee or the Series 2005-A Investor Beneficiary be liable therefor. The Servicing Fee allocable to Series 2005-A will be payable as follows:

         (i) the Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

         (ii) the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

         (iii) the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

                                    PART 3

                         CALCULATIONS AND INFORMATION

                      TRUST CASH MANAGEMENT COMPENSATION

TRUST CASH MANAGEMENT COMPENSATION

(a) On each Transfer Date the Receivables Trustee shall, to the extent not otherwise paid by the Beneficiaries constituting Series 2005-A pursuant to Clause 11(a) of this Supplement, be entitled to receive payments by way of Additional Consideration to fund payments by the Receivables Trustee of the Trust Cash Management Fee Payment Amount to the Trust Cash Manager pursuant to Clause 9.2 of the Receivables Trust Deed and Trust Cash Management Agreement in the amounts and in the circumstances set out below:

         (i) The share of the Cash Management Fee allocable to Series 2005-A with respect to such Transfer Date (the "INVESTOR TRUST CASH MANAGEMENT FEE") shall be equal to one-twelfth of the Series Trust Cash Management Fee (such amount to be inclusive of VAT thereon, if any).

         (i) The share of the Investor Trust Cash Management Fee allocable to the Class A Investor Interest (the "CLASS A TRUST CASH MANAGEMENT FEE AMOUNT") shall be equal to the product of (A) the Class A Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trust Cash Management Fee for such Transfer Date;

         (ii) The share of the Investor Trust Cash Management Fee allocable to the Class B Investor Interest (the "CLASS B TRUST CASH MANAGEMENT FEE") shall be equal to the product of (A) the Class B Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trust Cash Management Fee for such Transfer Date; and

         (iii) The share of the Investor Trust Cash Management Fee allocable to the Class C Investor Interest (the "CLASS C TRUST CASH MANAGEMENT FEE") shall be equal to the product of (A) the Class C Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trust Cash Management Fee for such Transfer Date.

         Any payments made pursuant to or by reference to this paragraph (a) shall satisfy the obligations of the Investor Beneficiary in respect of Series 2005-A to make payments to the Receivables Trustee as set out in Clause 11(a) of this Supplement.

(b) Except as specifically provided in paragraph (a) of this Part 3 of the Schedule, the Cash Management Fee not allocated to Series 2005-A shall be paid by the cash flows from the Receivables Trust distributed to each Transferor and other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receivables

         Trust, the Receivables Trustee or Series 2005-A be liable therefor to any further extent. The Investor Trust Cash Management Fee will be payable as follows:

         (iv) the Class A Trust Cash Management Fee Amount shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

         (v) the Class B Trust Cash Management Fee Amount shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (after taking into account Reallocated Class C Principal Collections); and

         (vi) the Class C Trust Cash Management Fee Amount shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

(c) Notwithstanding any other provision of this Supplement or the Receivables Trust Deed and Trust Cash Management Agreement, in the event that any part of the Investor Trust Cash Management Fee Payment Amount calculated as allocable to Class A, Class B or Class C, as the case may be, is treated for VAT purposes as the consideration for a supply of services by the Receivables Trustee to the Investor Beneficiary in respect of Class A, Class B or Class C, as the case may be, which is subject to the reverse charge provided for under section 8 of the Value Added Tax Act 1994, the amount of such Investor Trust Cash Management Fee Payment Amount shall be reduced to such amount as, with the addition of the amount of VAT for which the Investor Beneficiary in respect of Class A, Class B or Class C, as the case may be, is liable to account to H M Revenue & Customs, shall equal the original amount of such Investor Trust Cash Management Fee Payment Amount, and the Receivables Trustee shall pay the amount of the reduction to H M Revenue & Customs on behalf of the Investor Beneficiary in respect of Class A, Class B or Class C, as the case may be, to meet such liability to account for such amount of VAT.

                                    PART 4

                         CALCULATIONS AND INFORMATION

                            TRUSTEE PAYMENT AMOUNT

TRUSTEE PAYMENT AMOUNT

(a) On each Transfer Date the Receivables Trustee shall be entitled to receive Additional Consideration pursuant to Clause 7.15 of the Receivables Trust Deed and Trust Cash Management Agreement, in the circumstances and in the manner set out below:

         (i) the share of the Aggregate Trustee Payment Amount allocable to Series 2005-A with respect to such Transfer Date (the "INVESTOR TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (1) a fraction, the numerator of which is the Investor Interest as of the last day of the Monthly Period preceding such Transfer Date and the denominator of which is the aggregate of the investor interests of each Series in respect of which such Aggregate Trustee Payment Amount was incurred and (2) each relevant Trustee Payment Amount as has been certified to the Trust Cash Manager by the end of any Monthly Period as being accrued due and payable in respect of such Monthly Period);

         (ii) the share of the Investor Trustee Payment Amount allocable to the Class A Investor Interest (the "CLASS A TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class A Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trustee Payment Amount for such Transfer Date;

         (iii) the share of the Investor Trustee Payment Amount allocable to the Class B Investor Interest (the "CLASS B TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class B Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trustee Payment Amount for such Transfer Date; and

         (iv) the share of the Investor Trustee Payment Amount allocable to the Class C Investor Interest (the "CLASS C TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class C Floating Percentage for the Monthly Period preceding such Transfer Date and (B) the Investor Trustee Payment Amount for such Transfer Date.

(b) Except as specifically provided in paragraph (a) of this Part 4 above, the Aggregate Trustee Payment Amount not allocated to Series 2005-A shall be paid by the cash flows from the Receivables Trust allocated to other Applicable Series (as provided in the related Supplements), and, for the avoidance of doubt, in no event shall the Receivables Trust or Series 2005-A be liable therefor. The Aggregate Trustee Payment Amount allocable to Series 2005-A will be payable as follows:

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

         (i) the Class A Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(i) and Clause 5.15(a) (taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

         (ii) the Class B Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(i) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

         (iii) the Class C Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(i).

                                    - 49 -

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                                    PART 5

                      OPERATION OF THE RECEIVABLES TRUST

5.04     TRANSFER OF COLLECTIONS

         On of before the sixth Business Day prior to the relevant Transfer Date, each Transferor shall procure that the Trust Cash Manager is informed of the amount of Acquired Interchange for the prior Monthly Period.

5.05     CALCULATIONS AND DISTRIBUTIONS

         (a)    Calculations and Distributions During the Revolving Period

                During the Revolving Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.05(a).

                (i) Distribute to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger an amount equal to the sum of (1) the product of (A) the Floating Investor Percentage for the Monthly Period in which the Date of Processing of such Finance Charge Collections falls and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing plus, (2) the product of (A) the Floating Investor Percentage for the Monthly Period preceding the relevant Transfer Date and (B) the aggregate amount of Acquired Interchange Amount processed on such Transfer Date, to be applied in accordance with Clause 5.10.

                (ii) The Receivables Trustee shall not distribute or utilise Principal Collections in making payments for Receivables during any Monthly Period prior to the Transfer Date until an amount equal to the Required Retained Principal Collections Amount has been retained in the undivided Principal Collections Ledger of the Trustee Collection Account for application in accordance with Clauses 5.16 and 5.17 on the next Transfer Date.

                (iii) Once an amount equal to the Required Retained Principal Collections Amount has been retained, an amount equal to the product of (A) the Floating Investor Percentage for the Monthly Period in which the Date of Processing of such Principal Collections falls and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied to meet Series 2005-A's pro rata share of the Daily Principal Shortfall, if any, as Shared Principal Collections in accordance with clause 5.18 (Shared Principal Collections).

                (iv) Once the applications detailed in (ii) and (iii) above have been made, all further Principal Collections credited to the undivided Principal Collections

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

                       Ledger of the Trustee Collection Account that day will be utilised as Cash Available for Acquisition in accordance with Clause 5.06(a).

         (b) CALCULATIONS AND DISTRIBUTIONS DURING THE CONTROLLED ACCUMULATION PERIOD

                During the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.05(b).

                (i) Distribute to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger an amount equal to the sum of (1) the product of (A) the Floating Investor Percentage for the Monthly Period in which the Date of Processing of such Finance Charge Collections falls and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing plus, (2) the product of (A) the Floating Investor Percentage for the Monthly Period preceding the relevant Transfer Date and (B) the aggregate amount of Acquired Interchange Amount processed on such Transfer Date, to be applied in accordance with Clause 5.10.

                (ii) The Receivables Trustee shall not distribute or utilise Principal Collections in making payments for Receivables during any Monthly Period prior to the Transfer Date until an amount equal to the Required Retained Principal Collections Amount has been retained in the undivided Principal Collections Ledger of the Trustee Collection Account for application in accordance with Clauses 5.16 and 5.17 on the next Transfer Date.

                (iii) Once an amount equal to the Required Retained Principal Collections Amount has been retained, an amount equal to the product of (A) the Fixed Investor Percentage for the Monthly Period in which the Date of Processing of such Principal Collections falls and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall:

                       (a) be distributed to the Investor Beneficiary by credit to the Series 2005-A Principal Collections Ledger to the extent the amount standing to the credit of the Series 2005-A Principal Collections Ledger is less than the Controlled Deposit Amount, and

                       (b) any remaining shall be applied to applied to meet Series 2005-A's pro rata share of the Daily Principal Shortfall, if any, as Shared Principal Collections in accordance with clause 5.18 (Shared Principal Collections).

                (iv) Once the applications detailed in (ii) and (iii) above have been made, all further Principal Collections credited to the undivided Principal Collections

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

                       Ledger of the Trustee Collection Account that day will be utilised as Cash Available for Acquisition in accordance with clause 5.06(b).

         (c) CALCULATIONS AND DISTRIBUTIONS DURING THE REGULATED AMORTISATION PERIOD

                During the Regulated Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.05(c).

                (i) Distribute to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger an amount equal to the sum of (1) the product of (A) the Floating Investor Percentage for the Monthly Period in which the Date of Processing of such Finance Charge Collections falls and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing plus, (2) the product of (A) the Floating Investor Percentage for the Monthly Period preceding the relevant Transfer Date and (B) the aggregate amount of Acquired Interchange Amount processed on such Transfer Date, to be applied in accordance with Clause 5.10.

                (ii) The Receivables Trustee shall not distribute or utilise Principal Collections in making payments for Receivables during any Monthly Period prior to the Transfer Date until an amount equal to the Required Retained Principal Collections Amount has been retained in the undivided Principal Collections Ledger of the Trustee Collection Account for application in accordance with Clauses 5.16 and 5.17 on the next Transfer Date.

                (iii) Once an amount equal to the Required Retained Principal Collections Amount has been retained, an amount equal to the product of (A) the Fixed Investor Percentage for the Monthly Period in which the Date of Processing of such Principal Collections falls and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall:

                       (a) be distributed to the Investor Beneficiary by crediting to the Series 2005-A Principal Collections Ledger to the extent the amount standing to the credit of the Series 2005-A Principal Collections Ledger is less than the amount of the Controlled Deposit Amount, and

                       (b) any remaining shall be applied to applied to meet Series 2005-A's pro rata share of the Daily Principal Shortfall, if any, as Shared Principal Collections in accordance with clause 5.18 (Shared Principal Collections).

                (iv) Once the applications detailed in (ii) and (iii) above have been made, all further Principal Collections credited to the undivided Principal Collections

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

                       Ledger of the Trustee Collection Account that day will be utilised as Cash Available for Acquisition in accordance with Clause 5.06(b).

         (d)    CALCULATIONS AND DISTRIBUTIONS DURING THE RAPID AMORTISATION
                PERIOD

                During the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account effect the transfers detailed below in this Clause 5.05(d).

                (i) Distribute to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger an amount equal to the sum of (1) the product of (A) the Floating Investor Percentage for the Monthly Period in which the Date of Processing of such Finance Charge Collections falls and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing plus, (2) the product of (A) the Floating Investor Percentage for the Monthly Period preceding the relevant Transfer Date and (B) the aggregate amount of Acquired Interchange Amount processed on such Transfer Date, to be applied in accordance with Clause 5.10.

                (ii) The Receivables Trustee shall not distribute or utilise Principal Collections in making payments for Receivables during any Monthly Period prior to the Transfer Date until an amount equal to the Required Retained Principal Collections Amount has been retained in the undivided Principal Collections Ledger of the Trustee Collection Account for application in accordance with clauses 5.16 and 5.17 on the next Transfer Date.

                (iii) Once an amount equal to the Required Retained Principal Collections Amount has been retained, an amount equal to the product of (A) the Fixed Investor Percentage for the Monthly Period in which the Date of Processing of such Principal Collections falls and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be distributed to the Investor Beneficiary by crediting the Series 2005-A Principal Collections Ledger.

                (iv) Once the applications detailed in (ii) and (iii) above have been made, all further Principal Collections credited to the undivided Principal Collections Ledger of the Trustee Collections Account that day will be utilised as Cash Available for Acquisition in accordance with clause 5.06(a).

         (e)    UNAVAILABLE PRINCIPAL COLLECTIONS

                If on any day, (A) the sum of the Aggregate Adjusted Investor and the Aggregate Transferor Interest is zero, and (B) a Principal Collection is received ("UNAVAILABLE PRINCIPAL COLLECTIONS") such amount shall remain credited to the undivided Principal Collections Ledger (held on the Undivided Bare Trust for the benefit of

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

                the Transferor Beneficiaries as Unavailable Principal Collections) and Unavailable Principal Collections shall be transferred to the Transferor Beneficiaries on any Business Day when, and only to the extent that, the Transferor Interest on such Business Day is greater than zero and until such time shall represent Unavailable Principal Collections held on the Undivided Bare Trust for the benefit of the Transferor Beneficiaries as Unavailable Principal Collections.

                For the avoidance of doubt following any identification of Principal Collection as Unavailable Principal Collections such Unavailable Principal Collections shall in no circumstances be reallocated to any other Beneficiary.

         (f)    CREDITS TO LEDGERS

                With respect to Series 2005-A, and notwithstanding anything in the Receivables Trust Deed and Trust Cash Management Agreement or this Supplement to the contrary, the Trust Cash Manager will only be required to make credits in the relevant ledger in the Trust Accounts in respect of Collections deposited in the Trustee Collection Account and then transferred to the relevant ledgers, up to the required amount to be credited to any such ledger.

         (g)    CONTROLLED ACCUMULATION PERIOD

                The Controlled Accumulation Period is scheduled to commence on the first business day of business on June 2007 PROVIDED, HOWEVER, that, if the Controlled Accumulation Period Length (determined as described in this Clause 5.05(g) below) is less than 18 months, the date on which the Controlled Accumulation Period actually commences may be delayed to the first Business Day of the month that is the number of months prior to the Series 2005-A Scheduled Redemption Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length. However, the Controlled Accumulation Period will, in any event, begin no later than the first Business Day of November 2008.

                On the Determination Date immediately preceding the Distribution Date falling in June 2007 and on each Determination Date thereafter until the Controlled Accumulation Period begins, the Trust Cash Manager will determine the "CONTROLLED ACCUMULATION PERIOD LENGTH" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; PROVIDED, HOWEVER, that the Controlled Accumulation Period Length will not be less than one month and Provided further that the Controlled Accumulation Period Length shall equal the number of months such that the product of the Controlled Accumulation Period Length and the

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

                Controlled Deposit Amount taking into consideration the Maximum Controlled Deposit Amount would be equal to or greater than the Initial Investor Interest.

5.06     CASH AVAILABLE FOR ACQUISITION

         (a)    CASH AVAILABLE FOR ACQUISITION DURING THE REVOLVING PERIOD

                During the Revolving Period immediately following the allocations in Clause 5.05(a) and on the Closing Date the Receivables Trustee shall regard as Cash Available for Acquisition ("CASH AVAILABLE FOR ACQUISITION") (avoiding any double-counting) each of (i) the amounts paid to the Trustee Acquisition Account on the Closing Date pursuant to Clause 3(b) of the Supplement, (ii) the amount standing to the credit of the undivided Principal Collections Ledger which has been identified pursuant to Clause 5.05(a)(iv) to be so applied. Such Cash Available for Acquisition shall be utilised as follows:

                (i) to the extent required to fund the Receivables Trustee in making payments to the Transferor in respect of the Acceptance Price for any Offer the Receivables Trustee has determined to accept in accordance with Clause 5.2(c)(i) or in respect of any Cash Price payable immediately following acceptance of an Offer in accordance with Clause 5.2(c)(ii) or in respect of Future Receivables in accordance with Clause 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii);

                (ii) to the extent any Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to
                       (i) above, by transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii) to be distributed to the Transferor Beneficiaries thus increasing the proportion of the beneficial interest of the Investor Beneficiary in the Eligible Receivables Pool decreasing the proportion of the beneficial interest of the Transferor Beneficiaries in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iv); and

                (iii) the balance, if any, following the utilisation of Cash Available for Acquisition in the manner specified in (i) and (ii) above will remain credited to the undivided Principal Collections Ledger to be utilised in accordance with clause 5.05 on the next and following Business Days.

         (b) CASH AVAILABLE FOR ACQUISITION DURING THE CONTROLLED ACCUMULATION PERIOD OR THE REGULATED AMORTISATION PERIOD

                During the Controlled Accumulation Period immediately following the allocations in Clause 5.05(b) or during the Regulated Amortisation Period immediately following the allocations in Clause 5.05(c) the Receivables Trustee shall regard as Cash Available for Acquisition (avoiding any double-counting) the amount credited

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

                to the undivided Principal Collections Ledger which has been identified to be so applied pursuant to (during the Controlled Accumulation Period) Clause 5.05(b)(iv) or (during the Regulated Amortisation Period) Clause 5.05(c)(iv). Such Cash Available for Acquisition shall be utilised as follows:

                (i) to fund the Receivables Trustee in making payments to the Transferor in respect of the Acceptance Price for any Offer the Receivables Trustee has determined to accept in accordance with Clause 5.2(c)(i) or in respect of any Cash Price payable immediately following acceptance of an Offer in accordance with Clause 5.2(c)(ii) or in respect of Future Receivables in accordance with Clause 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii);

                (ii) to the extent any Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to
                       (i) above, by transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii) to be distributed to the Transferor Beneficiaries thus increasing the proportion of the beneficial interest of the Investor Beneficiaries in the Eligible Receivables Pool and decreasing the proportion of the beneficial interest of the Transferor Beneficiaries in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iv) and; and

                (iii) the balance, if any, following the utilisation of Cash Available for Acquisition referred in the manner specified in (i) and (ii) above will remain credited to the undivided Principal Collections Ledger to be utilised in accordance with Clause 5.05 on the next and following Business Days.

CALCULATIONS AND INFORMATION

5.07     CALCULATION OF MONTHLY REQUIRED EXPENSE AMOUNTS

         (a) The calculated amount required to be transferred notionally in respect of Class A from the Series 2005-A Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS A MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following:

                (i) an amount equal to the Class A Trustee Payment Amount plus any Class A Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

                (ii)   the Loan Note Issuer Costs Amount; PLUS

                (iii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the sum of (A) the product of (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, (2) the Class A LN Rate and
                       (3) the Class A Debt Amount as of

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

                       the Record Date preceding such Transfer Date, plus (B) the amount of the Issuer Costs Amount for such Calculation Period (the sum of (A) and (B) being the "CLASS A MONTHLY FINANCE AMOUNT")

                (iv) an amount equal to the amount of any unpaid Class A Deficiency Amounts; PLUS

                (v) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, times (2) the Class A LN Rate, plus 2%, and (B) the unpaid Class A Deficiency Amounts (if any) for the immediately preceding Distribution Date (the "CLASS A ADDITIONAL FINANCE AMOUNT"),

                and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available in accordance with Clause 5.10(a).

         (b) The calculated amount required to be transferred notionally in respect of Class B from the Series 2005-A Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS B MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following amounts:

                (i) an amount equal to the Class B Trustee Payment Amount plus any Class B Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

                (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, (B) the Class B LN Rate, and (C) the Class B Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS B MONTHLY FINANCE AMOUNT"); PLUS

                (iii) an amount equal to the amount of any unpaid Class B Deficiency Amounts; PLUS

                (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, times (2) the Class B LN Rate in relation to the relevant Calculation Period, plus 2%, and (B) the unpaid Class B Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS B ADDITIONAL FINANCE AMOUNT"),

                and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(b).

         (c) The calculated amount required to be transferred notionally in respect of Class C from the Series 2005-A Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS C MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following amounts:

                (i) an amount equal to the Class C Trustee Payment Amount plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

                (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, (B) the Class C LN Rate, and (C) the Class C Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS C MONTHLY FINANCE AMOUNT"); PLUS

                (iii) an amount equal to the amount of any unpaid Class C Deficiency Amounts; PLUS

                (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365, times (2) the Class C Finance Rate, plus 2% per annum, and (B) the unpaid Class C Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS C ADDITIONAL FINANCE AMOUNT"),

                and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(c)(i) and Clause 5.15(e).

5.08     CALCULATION OF MONTHLY PRINCIPAL AMOUNTS

         (a) The calculated amount required to be transferred from the Series 2005-A Principal Collections Ledger on each Transfer Date notionally in respect of Class A (the "CLASS A MONTHLY PRINCIPAL AMOUNT"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, the Regulated Amortisation Period or the Rapid Amortisation Period, begins, shall be equal to the least of:

                (i) the amount credited to the Series 2005-A Principal Collections Ledger on such Transfer Date;

                (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class A Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date; and

                (iii) the Class A Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(iii) and (iv) on such Transfer Date) prior to any amount being credited to the Series 2005-A Principal Funding Ledger on such day.

         (b) The calculated amount required to be transferred from the Series 2005-A Principal Collections Ledger on each Transfer Date notionally in respect of Class B (the "CLASS B MONTHLY PRINCIPAL AMOUNT"), commencing on the Class B Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date), shall be an amount equal to the least of:

                (i) the amount credited to the Series 2005-A Principal Collections Ledger on such Transfer Date (MINUS the portion of such amount calculated as the Class A Monthly Principal Amount on such Transfer Date); and

                (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class B Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date less that applied at Clause 5.08 (a)(ii); and

                (iii) the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(ii), 5.13(b)(ii), 5.13(b)(iii) and 5.17(b) on such Transfer Date) prior to any deposit into the Principal Funding Account for Series 2005-A on such Transfer Date.

         (c) The calculated amount required to be transferred from the Series 2005-A Principal Collections Ledger on each Transfer Date notionally in respect of Class C (the "CLASS C MONTHLY PRINCIPAL AMOUNT"), commencing on the Class C Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date) shall be an amount equal to the least of:

                (i) the amount credited to the credit of the Series 2005-A Principal Collections Ledger on such Transfer Date (MINUS the portion of such Available Investor Principal Collections calculated as the Class A Monthly Principal Amount and the Class B Monthly Principal Amount on such Transfer Date); and

                (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class B Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date less that applied at Clause 5.08 (a)(ii) and Clause 5.08
                       (b)(ii); and

                (iii) the Class C Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(i), 5.13(b)(i), 5.13(c)(i), 5.13(c)(ii) and 5.16 on such Transfer Date) prior to any deposit into the Principal Funding Account for Series 2005-A on such Transfer Date.

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

         (d) Notwithstanding the provisions of (a), (b) and (c) above of this Clause 5.08, during the Controlled Accumulation Period and the Regulated Amortisation Period the aggregate amount transferable from the Series 2005-A Principal Collections Ledger shall not exceed the Controlled Deposit Amount for the relevant Transfer Date and in the event that the aggregate of the Class A Monthly Principal Amount, the Class B Monthly Principal Amount and the Class C Monthly Principal Amount (if any), in respect of such Transfer Date as calculated in (a),
                (b) and (c) above exceeds the Controlled Deposit Amount for the relevant Transfer Date, the Class C Monthly Principal Amount will be reduced by the amount of such excess, (but not so that the Class C Monthly Principal Amount is less than zero) and to the extent of the excess over the Class C Monthly Principal Amount, the Class B Monthly Principal Amount will be reduced (but not so that the Class B Monthly Principal Amount is less than zero) and the Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount shall be read and construed accordingly for all purposes.

5.09     COVERAGE OF REQUIRED AMOUNT

         (a) On each Determination Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager) shall determine the amount (the "CLASS A REQUIRED AMOUNT"), if any, by which the sum of:

                (i)    the Class A Monthly Required Expense Amount; PLUS

                (ii) (a) the Class A Servicing Fee for the prior Monthly Period, if any, PLUS any Class A Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class A Cash Management Fee for the prior Monthly Period, if any, PLUS any Class A Cash Management Fee due but not paid on any prior Transfer Date; PLUS

                (iii) the Class A Investor Default Amount, if any, for the prior Monthly Period

                EXCEEDS the Class A Available Funds for the related Monthly Period.

         (b) On each Determination Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager) shall also determine the amount (the "CLASS B REQUIRED AMOUNT"), if any, equal to the sum of:

                (i) the amount, if any, by which: the Class B Monthly Required Expense Amount; plus (a) the Class B Servicing Fee for the prior Monthly Period, if any, plus any Class B Servicing Fee due but not paid on any prior Transfer Date, plus (b) the Class B Cash Management Fee for the prior Monthly Period, if any, plus any Class B Cash Management Fee due but not paid on any prior Transfer Date EXCEEDS the Class B Available Funds for the related Monthly Period; PLUS

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

                (ii) the Class B Investor Default Amount, if any, for the related Monthly Period.

         (c)    (i)    In the event that the Class A Required Amount for such
                       Transfer Date is greater than zero, the Trust Cash
                       Manager shall be required to give the Receivables
                       Trustee written notice of such positive Class A Required
                       Amount on each Determination Date.

                (ii) In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Available Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be transferred from the Series 2005-A Finance Charge Collections Ledger on such Transfer Date pursuant to Clause 5.15(a).

                (iii) In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Available Spread with respect to such Transfer Date, the Required Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger shall be utilised as specified in Clauses 5.16 and 5.17 and distributed to the Investor Beneficiary by crediting the Series 2005-A Finance Charge Collections Ledger.

                (iv) In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Available Spread available to fund the Class B Required Amount pursuant to Clause 5.15(c), the Required Retained Principal Collections standing to the credit of the undivided Principal Collections Ledger (after applying the amounts pursuant to paragraph (iii) above) shall be applied as specified in Clause 5.16 and distributed to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger.

                PROVIDED, HOWEVER, that the sum of any payments pursuant to this Clause 5.09(c) shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

5.10     PAYMENTS OF AMOUNTS REPRESENTING FINANCE CHARGE COLLECTIONS

         Five business days prior to each Transfer Date, the Trust Cash Manager shall advise the Receivables Trustee in writing of the amounts to transfer pursuant to this Clause 5.10 from the Series 2005-A Finance Charge Collections Ledger held on the Loan Note Issuer's Absolute Bare Trust, and the Receivables Trustee, acting on such advice substantially in the form of Exhibit C, shall transfer on such Transfer Date, to the extent of Class A Available Funds, Class B Available Funds and Class C Available Funds, the following amounts required to be so transferred:

         (a) an amount equal to the Class A Available Funds credited to the Series 2005-A Finance Charge Collections Ledger for the related Monthly Period will be

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

                transferred by the Receivables Trustee acting on the Investor Beneficiary's behalf in the following order of priority:

                (i) an amount equal to the Class A Trustee Payment Amount for such Transfer Date plus any Class A Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be transferred into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration payable in accordance with Clause 3(c) (identified as "TRUSTEE PAYMENT AMOUNT" referable to Series 2005-A);

                (ii) an amount equal to the Loan Note Issuer Costs Amount for such Transfer Date shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Series 2005-A Loan Note Issuer Distribution Account to be transferred to the Series 2005-A Loan Note Issuer Expenses Account;

                (iii) an amount equal to the Class A Monthly Finance Amount for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Finance Amount for such Transfer Date, to be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager in the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for Class A), the amount so deposited being the "CLASS A MONTHLY DISTRIBUTION AMOUNT" for the month;

                (iv) in no order of priority inter se but pro rata to the respective amounts then due, amounts equal to (1) the Class A Servicing Fee, if any, for such Transfer Date PLUS amounts of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account and then used to pay the Servicer and (2) the Class A Cash Management Fee, if any, for such Transfer Date plus amounts of any Class A Cash Management Fee due but not paid to the Receivables Trustee on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration payable in accordance with Clause 3(c) (identified as "TRUST CASH MANAGEMENT FEE PAYMENT AMOUNT" referable to Series 2005-A);

                (v) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration payable in accordance with Clause 3(c) (identified as "LOSS MAKE-UP (DEFAULT)" referable to Series 2005-A);

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

                (vi) the balance, if any, shall constitute "AVAILABLE SPREAD", which together with Available Spread generated following the distribution of Finance Charge Collections and Acquired Interchange initially calculated as referable to Class B and thereafter to Class C shall be paid as set out in Clause 5.15.

         (b) On each Transfer Date, an amount equal to the Class B Available Funds credited to the Series 2005-A Finance Charge Collections Ledger for the related Monthly Period will be transferred by the Receivables Trustee acting on the Investor Beneficiary's behalf in the following order of priority:

                (i) an amount equal to the Class B Trustee Payment Amount for such Transfer Date plus any Class B Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be transferred into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "TRUSTEE PAYMENT AMOUNT");

                (ii) an amount equal to the Class B Monthly Finance Amount for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Finance Amount for such Transfer Date, to be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager in the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for Class B), the amount so deposited being the "CLASS B MONTHLY DISTRIBUTION AMOUNT" for the month;

                (iii) in no order of priority inter se but pro rata to the respective amounts then due, amounts equal to (1) the Class B Servicing Fee, if any, for such Transfer Date PLUS amounts of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account and then used to pay the Servicer and (2) the Class B Cash Management Fee, if any, for such Transfer Date plus amounts of any Class B Cash Management Fee due but not paid to the Receivables Trustee on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "TRUST CASH MANAGEMENT FEE PAYMENT AMOUNT");

                (iv) the balance, if any, shall constitute "AVAILABLE SPREAD", which together with Available Spread generated following the distribution of Finance Charge Collections and Acquired Interchange initially calculated as referable to Class A and Class C shall be paid as set out in Clause 5.15.

         (c) On each Transfer Date, an amount equal to the Class C Available Funds credited to the Series 2005-A Finance Charge Collections Ledger for the related Monthly

                Period will be transferred by the Receivables Trustee acting on the Investor Beneficiary's behalf in the following order of priority:

                (i) an amount equal to the Class C Trustee Payment Amount for such Transfer Date plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be transferred into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "TRUSTEE PAYMENT AMOUNT");

                (ii) in no order of priority inter se but pro rata to the respective amounts then due, amounts equal to (1) the Class C Servicing Fee, if any, for such Transfer Date PLUS amounts of any Class C Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account and then used to pay the Servicer and (2) the Class C Cash Management Fee, if any, for such Transfer Date plus amounts of any Class C Cash Management Fee due but not paid to the Receivables Trustee on any prior Transfer Date shall be deposited into the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "TRUST CASH MANAGEMENT FEE PAYMENT AMOUNT"); and

                (iii) the balance, if any, shall constitute "AVAILABLE SPREAD", which together with Available Spread generated following the distribution of Finance Charge Collections and Acquired Interchange initially calculated as referable to Class A and Class B shall be paid as set out in Clause 5.15.

5.11     PAYMENTS OF PRINCIPAL AMOUNTS ON TRANSFER DATES

         (a) On each Transfer Date for the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period an amount equal to the balance standing to the credit of the Series 2005-A Principal Collections Ledger held on Absolute Bare Trust for the sole benefit of the Investor Beneficiary with respect to the related Monthly Period shall be dealt with on such Transfer Date in the following order of priority of (i) to (vi):

                (i) for each Transfer Date for the Controlled Accumulation Period, an amount equal to the Class A Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Principal Funding Account for credit to the Series 2005-A Principal Funding Ledger;

                (ii) for each Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period, an amount equal to the Class A Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of

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

                       the Trust Cash Manager into the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for Class A);

                (iii) for each Transfer Date during the Controlled Accumulation Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (i) above, an amount equal to the Class B Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Principal Funding Account for credit to the Series 2005-A Principal Funding Ledger;

                (iv) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (ii) above, an amount equal to the Class B Monthly Principal Amount, shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for, Class B);

                (v) for each Transfer Date during the Controlled Accumulation Period commencing on the Class C Principal Commencement Date, after giving effect to the distribution referred to in paragraphs (i) and (iii) above, an amount equal to the Class C Monthly Principal Amount shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Principal Funding Account for credit to the Series 2005-A Principal Funding Ledger;

                (vi) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class C Principal Commencement Date, after giving effect to the distributions referred to in paragraphs
                       (ii) and (iv) above, an amount equal to the Class C Monthly Principal Amount, shall be deposited by the Receivables Trustee acting on the advice of the Trust Cash Manager into the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for, Class C);

         (b) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period or on the Class A Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall distribute pursuant to Clause 5.11(a), from amounts credited to the Series 2005-A Principal Funding Ledger, an amount equal to the lesser of the Class A Investor Interest and the amount credited to the Series 2005-A Principal Funding Ledger, which shall be paid to the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for, Class A).

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

         (c) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which the Class A Investor Interest is paid in full and the Class B Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute pursuant to Clause 5.11(a), from amounts credited to the Series 2005-A Principal Funding Ledger an amount equal to the lesser of the Class B Investor Interest and the amount credited to the Series 2005-A Principal Funding Ledger identified, and in the relevant ledger for, Class B (after giving effect to the amount distributed pursuant to Clause 5.11(b) above), which shall be paid to the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for, Class B).

         (d) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which each of the Class A Investor Interest and the Class B Investor Interest is paid in full and the Class C Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute pursuant to Clause 5.11(a), from amounts credited to the Series 2005-A Principal Funding Ledger identified, and in the relevant ledger for, Class C, an amount equal to the lesser of the Class C Investor Interest and the amount credited to the Series 2005-A Principal Funding Ledger (after giving effect to any payment required under Clause 5.11(b) and Clause 5.11(c) above), which shall be paid to the Series 2005-A Loan Note Issuer Distribution Account (identified, and in the relevant ledger for, Class C).

To the extent required, the Receivables Trustee shall be authorised to make these transfers on the Loan Note Issuer's behalf.

5.12     [RESERVED- INTENTIONALLY LEFT BLANK]

5.13     INVESTOR CHARGE-OFFS

         (a) On each Determination Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class A Investor Default Amount which shall be applied as follows:

                (i) If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount applied with respect thereto pursuant to Clause 5.10(a)(v) and Clause 5.15(a) with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

                (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero,

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

                       and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date;

                (iii) In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "CLASS A INVESTOR CHARGE-OFF").

                (iv) If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Additional Consideration identified as "LOSS MAKE-UP (CHARGE-OFFS)" paid to the Receivables Trustee by the Investor Beneficiary as mentioned in Clause 5.15(b).

         (b) On each Determination Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class B Investor Default Amount which shall be applied as follows:

                (i) If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(c)(ii), the Class C Investor Interest (after giving effect to reductions for the amount of any Class A Investor Default Amounts that will result in a write-off of the Class C Investor Interest on such Transfer Date, any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

                (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "CLASS B INVESTOR CHARGE-OFF"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections that do not result in a reduction in the Class C Investor Interest pursuant to Clause 5.17 and the amount of any portion of the Class B Investor Interest written-off to avoid a reduction in the Class A Investor Interest pursuant to Clause 5.13(a)(ii) above.

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

                (iii) If the Class B Investor Interest has been reduced by the amount described in Clause 5.13(b)(ii) it will thereafter be reinstated on any Transfer Date by the amount of Additional Consideration identified as "LOSS MAKE-UP (CHARGE-OFFS)" paid to the Receivable Trustee by the Investor Beneficiary as mentioned in Clause 5.15(d).

         (c) On each Determination Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class C Investor Default Amount which shall be applied as follows:

                (i) If on any Transfer Date, the Class C Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(f), the Class C Investor Interest will be reduced by the amount of such excess, but not by more than the Class C Investor Default Amount for such Transfer Date (a "CLASS C INVESTOR CHARGE-OFF"). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Clause 5.16 and Reallocated Class B Principal Collections pursuant to Clause 5.17 and the amount of any portion of the Class C Investor Interest written-off to avoid a reduction in the Class A Investor Interest or Class B Investor Interest pursuant to Clauses 5.13(a)(i) and 5.13(b) above.

                (ii) If the Class C Investor Interest has been reduced by the amount described in Clause 5.13(c)(i) it will thereafter be reinstated on any Transfer Date by the amount of Additional Consideration identified, as "LOSS MAKE-UP (CHARGE- OFFS)" paid to the Receivables Trustee by the Investor Beneficiary as mentioned in 5.15(g).

5.14     INVESTOR INDEMNITY AMOUNT

         (a) On each Determination Date, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall calculate the Aggregate Investor Indemnity Amount allocable to Series 2005-A. Such amount shall be payable solely to the extent amounts are available from Available Spread for distribution in respect thereof pursuant to Clause 5.15(k). The payment shall be distributed to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "INVESTOR INDEMNITY AMOUNT") PROVIDED, HOWEVER, that if there are insufficient amounts available to pay such amount in full the excess will be carried forward and payable on the next and subsequent Transfer Dates solely to the extent amounts are available from Available Spread for distribution in respect thereof pursuant to Clause 5.15(k).

         (b) Where any amount is paid by the Receivables Trustee to the Transferor pursuant to Clause 5.15(k), the said payment shall be treated as discharging pro tanto both:

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                (i)    any obligation of the Receivables Trustee to make a
                       payment to the Transferor under the Trust Section 75 Indemnity; and

                (ii) any corresponding obligation of Series 2005-A to make a corresponding payment to the Receivables Trustee in respect of the Aggregate Investor Indemnity Amount.

5.15     AVAILABLE SPREAD

         On each Determination Date, the Receivables Trustee acting on the advice of the Trust Cash Manager will apply Available Spread standing to the credit of the Series 2005-A Finance Charge Collections Ledger with respect to the related Monthly Period, in the following priority:

         (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set out in, Clause 5.10(a);

         (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) and utilised to reimburse the Class A Investor Interest (identified as "LOSS MAKE-UP (CHARGE-OFFS)");

         (c) in priority, (i) first an amount equal to the Class B Required Amount (excluding the Class B Investor Default Amount), if any, with respect to such Transfer Date will be used to fund the Class B Required Amount (excluding the Class B Investor Default Amount) and will be applied first in accordance with, and in the priority set out in, Clause 5.10(b); and (ii) secondly, any amount available to pay the Class B Investor Default Amount shall be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "LOSS MAKE-UP (DEFAULT)");

         (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest for reasons other than the payment of principal amounts to Class B (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "LOSS MAKE-UP (CHARGE-OFFS)" or "REFUNDED UTILISED PRINCIPAL COLLECTIONS", as appropriate) and utilised to reinstate the Class B Investor Interest;

         (e) an amount equal to the sum of the Class C Monthly Finance Amount, the Class C Deficiency Amount and the Class C Additional Finance Amount (as at such Transfer Date) (together with the items in paragraph (j) and sub-paragraph (l)(ii)

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                below, the "CLASS C MONTHLY DISTRIBUTION AMOUNT") will be
                deposited directly to the Series 2005-A Loan Note Issuer Distribution Account identified, and in the relevant ledger(s) for, Class C;

         (f) an amount equal to the Class C Investor Default Amount shall be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "LOSS MAKE-UP (DEFAULT)");

         (g) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal amounts to Class C (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "LOSS MAKE-UP (CHARGE-OFFS)" or "REFUNDED UTILISED PRINCIPAL COLLECTIONS", as appropriate) and utilised to reinstate the Class C Investor Interest;

         (h) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Series 2005-A Reserve Account Ledger terminates as described in Clause 5.22(f), an amount up to the excess, if any, of the Required Reserve Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account credited to the Series 2005-A Reserve Account Ledger;

         (i) on any Transfer Date, prior to the Class C Release Date, on which the Available Spread Account Amount is less than the Required Spread Account Amount, an amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount will be calculated and deposited into the Series 2005-A Spread Account Ledger crediting the relevant sub-ledger;

         (j) on each Transfer Date, the Monthly Expenses Loan Amount will be deposited in the Series 2005-A Loan Note Issuer Distribution Account and will be considered part of the Class C Monthly Distribution Amount;

         (k) an amount equal to the Aggregate Investor Indemnity Amount, if any, for the prior Monthly Period (together with any amounts in respect of previous Monthly Periods which are unpaid) will be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "INVESTOR INDEMNITY AMOUNT");

         (l) on each Transfer Date in no order of priority between them but in proportion to the respective amounts due, an amount equal to: (i) the Loan Note Issuer Return for Series 2005-A will be deposited in the Series 2005-A Loan Note Issuer Distribution Account (and transferred to the Series 2005-A Loan Note Issuer Expenses Account), and (ii) an amount equal to the Issuer Profit Amount will be deposited

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                directly into the Series 2005-A Loan Note Issuer Distribution
                Account in respect of Series 2005-A and will be considered part of the Class C Monthly Distribution Amount; and

         (m) the balance, if any, after giving effect to the payments made pursuant to paragraphs (a) through (l) (inclusive) above shall be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "EXCESS SPREAD").

Provided that where the amounts of Finance Charge Collections which fall to be distributed between the Beneficiaries in respect of any Transfer Date comprise any amount (the "FEE AMOUNT") in respect of Annual Fees, Transaction Fees or Special Fees and on such Transfer Date any amount (the "DEPOSIT AMOUNT") is required to be deposited in the Reserve Account and credited to the Series 2005-A Reserve Account Ledger pursuant to Clause 5.15(h) or the Spread Account pursuant to Clause 5.15(i), amounts representing the fee amount shall be treated as being appropriated to the deposit amount after all other applications of such Finance Charge Collections PROVIDED THAT this Clause 5.05(g) shall have no effect on the allocation of any amounts between the Beneficiaries.

OPERATION OF THE RECEIVABLES TRUST

5.16     REALLOCATED CLASS C PRINCIPAL COLLECTIONS

(a) On each Determination Date, the Trust Cash Manager will advise the Receivables Trustee as to the amounts of Principal Collections notionally allocated pursuant to Clauses 5.05(a)(ii), 5.05(b)(ii), 5.05(c)(ii) and 5.05(d)(ii) to be retained for the forthcoming month as Required Retained Principal Collections (the "REQUIRED RETAINED PRINCIPAL COLLECTIONS AMOUNT") and what portion of those Required Retained Principal Collections retained for the previous month to utilise as Reallocated Class C Principal Collections with respect to such Transfer Date. The amounts to be so utilised shall be calculated as follows:

         (i) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Available Spread with respect to the related Monthly Period shall be transferred from the undivided Principal Collections Ledger and distributed to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority; and

         (ii) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Available Spread with respect to the related Monthly Period (following any credit of Available Spread) shall be transferred from the undivided Principal Collections Ledger and distributed to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger to be applied pursuant to Clause 5.10(b)(i) to (iii) in that order

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                of priority and then to be applied to reduce the Class B
                Investor Default Amount pursuant to Clause 5.15(c)(ii).

(b) On each Transfer Date the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections for such Transfer Date.

(c) In the event that the calculation of the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections to be utilised would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, the amount of Required Retained Principal Collections to be utilised on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be reduced to zero.

(d) Any Required Retained Principal Collections not utilised on a Transfer Date will be dealt with in the same way as Principal Collections that have just entered the Receivables Trust.

(e) Following any reductions pursuant to Clauses 5.16(b), 5.16(c), 5.17(b) and 5.17(c), the Class C Investor Interest and/or the Class B Investor Interest may be reinstated in an amount equal to payments of additional consideration made by the Investor Beneficiary to the Receivables Trustee as mentioned in clause 5.15 identified as "REFUNDED UTILISED PRINCIPAL COLLECTIONS". Class B will be reinstated before Class C.

5.17     REALLOCATED CLASS B PRINCIPAL COLLECTIONS

On each Determination Date, following application of Reallocated Class C Principal Collections in accordance with Clause 5.16, the Trust Cash Manager will advise the Receivables Trustee as to what amount of the remaining Required Retained Principal Collections should be utilised as Reallocated Class B Principal Collections with respect to such Transfer Date. The amount to be so utilised shall be calculated as follows:

(a) An amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Available Spread and Reallocated Class C Principal Collections with respect to the related Monthly Period shall be transferred from the undivided Principal Collections Ledger and distributed to the Investor Beneficiary by crediting to the Series 2005-A Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority.

(b) On each Transfer Date the Class B Investor Interest shall be reduced by an amount equal to the excess of the amount of Reallocated Class B Principal Collections for such Transfer Date over the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date).

(c) In the event that the calculation of the amount of Reallocated Class B Principal Collections to be re-applied would cause the Class B Investor Interest (after giving effect to any Class B

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         Investor Charge-Offs and the reduction in the Class C Investor
         Interest in respect of Reallocated Class B Principal Collections for such Transfer Date) to be a negative number on any Transfer Date, the amount of Required Retained Principal Collections to be utilised on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

(d) Any Required Retained Principal Collections not utilised on a Transfer Date will be dealt with in the same way as Principal Collections that have just entered the Receivables Trust.

(e) Following any reductions pursuant to Clauses 5.16(b), 5.16(c), 5.17(b) and 5.17(c) the Class C Investor Interest and/or the Class B Investor Interest may be reinstated in an amount equal to payments of additional consideration made by the Investor Beneficiary to the Receivables Trustee as mentioned in clause 5.15 identified as "REFUNDED UTILISED PRINCIPAL COLLECTIONS". Class B will be reinstated before Class C.

CALCULATIONS AND INFORMATION

5.18     SHARED PRINCIPAL COLLECTIONS

(a) Any amounts credited to the Series 2005-A Principal Collections Ledger in respect of Shared Principal Collections will be utilised in the same way as any other amounts credited to the Series 2005-A Principal Collections Ledger that month.

(b) The amount of Shared Principal Collections distributed to the Series 2005-A Investor Beneficiary on any day shall be an amount not to exceed the Series Principal Shortfall, if any, with respect to Series 2005-A for such day PROVIDED, HOWEVER, that if the aggregate amount of Shared Principal Collections for all Applicable Series for such day is less than the Cumulative Series Principal Shortfall for such day, then Shared Principal Collections distributed to Series 2005-A by crediting to the Series 2005-A Principal Collections Ledger on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Applicable Series for such day and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2005-A for such day and the denominator of which is the aggregate amount of the Cumulative Series Principal Shortfall for all Applicable Series for such day.

(c) Five Business Days prior to each Transfer Date, the Trust Cash Manager shall notify the Receivables Trustee in writing substantially in the form of Exhibit C of the amounts to debit from the undivided Principal Collections Ledger pursuant to Clauses 5.11(a) and the Receivables Trustee, acting in accordance with such advice, shall debit on such Transfer Date, to the extent of available funds, the amounts required to be debited.

(d)      On each day an amount calculated pursuant to Clauses 5.05 (a)(iii),
         5.05 (b)(iii)(b) and 5.05 (c)(iii)(b) standing to the credit of the undivided Principal Collections Ledger will be treated as Shared Principal Collections and may be distributed to Applicable Series in Group One

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         other than this Series 2005-A which are in periods other than their
         Revolving Period by credit to their Series Principal Collections
         Ledger.

5.19     SPREAD ACCOUNT

         (a)    (i)    The Receivables Trustee shall ensure the establishment
                       and maintenance with a Qualified Institution, in the name of the Receivables Trustee, held on Absolute Bare
                       Trust for the benefit of the Investor Beneficiary, of an Eligible Deposit Account with such Qualified Institution
                       (the "SPREAD ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on Absolute Bare Trust for the benefit of the Loan Note
                       Issuer.

                (ii) The Receivables Trustee, as trustee of the segregated bare trust for the sole benefit of the Loan Note Issuer, shall possess all legal right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Trust Cash Management Agreement and all amounts deposited therein shall be regarded as being segregated for the benefit of a particular series as identified on the respective series ledgers in the Spread Account. The Ledger in respect of Series 2005-A shall be identified as the "SERIES 2005-A SPREAD ACCOUNT LEDGER". Amounts credited to the Series 2005-A Spread Account Ledger will be (A) calculated as referable to Class C to the extent of amounts deposited in the Spread Account pursuant to Clause 5.19(a)(iv)(A) and investment earnings credited pursuant to Clause 5.19(b)(iv)(A) less the aggregate of that portion of all Total Withdrawal Amounts withdrawn from time to time pursuant to Clause 5.19(a)(iv)(B)(1) which utilised amounts are calculated as referable to Class C; and (B) calculated as allocable to the Loan Note Issuer in respect of Series 2005-A to the extent of investment earnings on amounts deposited in the Spread Account as calculated pursuant to Clause 5.19(b)(iv)(B).

                (iii) If at any time the institution holding the Spread Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Spread Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Spread Account.

                (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall:

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                       (A)  on each Transfer Date make the deposit, if any,
                            pursuant to 5.15(i); and

                       (B) make withdrawals from the Series 2005-A Spread Account Ledger from time to time:

                            (1) in priority (aa) on each Transfer Date in the amount up to the Available Spread Account Amount at such time for the purposes set out in Clause 5.15(e), and (bb) on each Transfer Date from and after the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Investor Default Amount over the amount of Available Spread applied to meet the Class C Investor Default Amount pursuant to Clause 5.15(f)

                                 (the aggregate of (aa) and (bb) constituting the "TOTAL WITHDRAWAL AMOUNT"); and

                            (2) as required by paragraphs (b), (c) and (d) of this Clause 5.19.

                (v) In the event that, for any Transfer Date, the Total Withdrawal Amount is greater than zero, the Trust Cash Manager shall

                       (A) advise the Receivables Trustee in writing, in substantially the form of Exhibit C to the Schedule to the Series 2005-A Supplement, of such Total Withdrawal Amount on or before 11:30 a.m., on the fifth Business Day prior to the relevant Transfer Date; and

                       (B) deposit the amounts to be withdrawn from the Series 2005-A Spread Account Ledger as calculated in Clause 5.19(a)(iv)(B)(1)(aa) in the Series 2005-A Finance Charge Collections Ledger (in the Series Collection Account); and

                       (C) deposit the amounts to be withdrawn from the Series 2005-A Spread Account Ledger of the Spread Account as calculated in Clause 5.19(a)(iv)(B)(1)(bb) in the Series 2005-A Loan Note Issuer Distribution Account;

                (vi) The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Spread Account and in any sub-account or ledger established therein.

         (b)    (i)    Funds on deposit in the Spread Account and credited to
                       the Series 2005-A Spread Account Ledger shall be invested by the Receivables Trustee in Permitted
                       Investments PROVIDED, HOWEVER, that reference in the definition of Permitted Investments to a rating in the "highest ranking category" shall

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                       be modified to require a rating from any one of the
                       following rating agencies of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch), F-2 by Fitch.

                (ii) Funds on deposit in the Spread Account and credited to the Series 2005-A Spread Account Ledger on any Transfer Date, after giving effect to any withdrawals from the Series 2005-A Spread Account Ledger on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                (iii) The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments made pursuant to Clause 5.19(b)(i). No Permitted Investment made pursuant to Clause 5.19(b)(i) shall be disposed of prior to its maturity.

                (iv) On each Transfer Date, all interest and investment earnings (net of losses and investment expenses) earned during the period immediately preceding such Transfer Date on funds credited to the Series 2005-A Spread Account Ledger on deposit in the Spread Account shall:

                       (A) be retained on the Series 2005-A Spread Account Ledger to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount taking into account any amounts to be credited on that Transfer Date pursuant to Clause 5.19(a)(iv)(A); and

                       (B) to the extent of any amount remaining after the application in (A) above, be withdrawn from the Series 2005-A Spread Account Ledger and credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration for the grant of the Loan
                            Note Issuer's interest in the Receivables Trust (and identified as INVESTMENT PROCEEDS).

                (v) Subject to the restrictions set out above, the Trust Cash Manager, or a Person designated in writing by the Trust Cash Manager of which the Receivables Trustee shall have received notification, shall have the authority to advise the Receivables Trustee with respect to the investment of funds on deposit in the Spread Account credited to the Series 2005-A Spread Account Ledger. For purposes of determining the availability of funds or the balances in the Spread Account credited to the Series 2005-A Spread Account Ledger for any reason under the Receivables Trust Deed and Trust Cash Management Agreement as supplemented by the

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                       Supplement, all interest and investment earnings on such
                       funds shall be deemed not to be available or on deposit except to the extent specified in Clause 5.19(b)(iv)(A).

         (c) In the event that the Spread Account Surplus on any Transfer Date, after giving effect to any deposits to and any withdrawal from the Spread Account from funds credited to the Series 2005-A Spread Account Ledger on such Transfer Date, is greater than zero, the Receivables Trustee, acting in on the advice of the Trust Cash Manager, shall withdraw from the Series 2005-A Spread Account Ledger for distribution to the Loan Note Issuer (calculated as referable to Class C), an amount equal to the Spread Account Surplus whereupon such amount shall be deposited in the Series 2005-A Loan Note Issuer Distribution Account and credited to the relevant ledger identified for Class C.

         (d) Upon the earlier to occur of (i) the termination of the Receivables Trust pursuant to Clause 8 of the Receivables Trust Deed and Trust Cash Management Agreement and (ii) the Series 2005-A Termination Date, on such date (to the extent of the calculations in Clause 5.19(b)(iv)(B) and after taking into account all other deposits and withdrawals in respect of the Spread Account of funds credited to the Series 2005-A Spread Account Ledger on such date) from the Spread Account all amounts on deposit in the Series 2005-A Spread Account Ledger shall be credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) (identified as "SPREAD ACCOUNT SURPLUS").

To the extent required, the Receivables Trustee shall be authorised to make these transfers on the Loan Note Issuer's behalf.

5.20     PRINCIPAL FUNDING ACCOUNT

         (a)    (i)    The Receivables Trustee shall establish and will
                       maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Absolute Bare Trust for the benefit of the Investor Beneficiary a Trust Account with such Qualified Institution (the "PRINCIPAL FUNDING
                       ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on Absolute Bare
                       Trust for the benefit of the Loan Note Issuer.

                (ii) The Receivables Trustee, as trustee of the segregated bare trust for the sole benefit of the Loan Note Issuer, shall possess all legal right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Trust Cash Management Agreement and amounts deposited to the credit of the Series 2005-A Principal Funding Ledger therein shall be regarded as

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                       being segregated for the sole benefit of the Loan Note
                       Issuer in respect of Series 2005-A as follows:

                       (A) all amounts deposited therein pursuant to Clause 5.11(a)(i) shall be calculated as referable to Class A and regarded as being segregated for the benefit of the Loan Note Issuer in respect of Series 2005-A;

                       (B) all amounts deposited therein pursuant to Clause 5.11(a)(iii) shall be calculated as referable to Class B and regarded as being segregated for the benefit of the Loan Note issuer in respect of Series 2005-A;

                       (C) all amounts deposited therein pursuant to Clause 5.11(a)(v) shall be calculated as referable to Class C and regarded as being segregated for the benefit of the Loan Note Issuer in respect of Series 2005-A; and

                       (D) all amounts deposited therein which represent Excess Principal Funding Investment Proceeds on any Transfer Date shall be allocated to the Loan Note Issuer in respect of Series 2005-A and credited to the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration for the grant of the Loan
                            Note Issuer's interest in the Receivables Trust in accordance with Clause 3(c) (identified as "INVESTMENT PROCEEDS").

                (iii) If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account.

                (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Series 2005-A Principal Funding Ledger from time to time, in the amounts and for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Series 2005-A Principal Funding Ledger make deposits into the Principal Funding Account for credit to the Series 2005-A Principal Funding Ledger in the amount specified in, and otherwise in accordance with, Clause 5.11(a)(i), Clause 5.11(a)(iii) and Clause 5.11(a)(v).

                (v) The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Principal Funding Account and in any sub-account or ledger established therein and amounts calculated as referable to and identified for Class A, Class B and Class C, respectively.

         (b)    (i)    Funds on deposit in the Principal Funding Account and
                       credited to the Series 2005-A Ledger shall be invested at the direction of the Trust Cash Manager by the Receivables Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account, credited to the Series 2005-A Ledger on any Transfer Date, after giving effect to any withdrawals from the Principal
                       Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

                (ii) The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

                (iii) On each Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager given on or before the fifth Business Day prior to such Transfer Date, shall transfer from the Series 2005-A Principal Funding Ledger to the Series Collection Account to the credit of the Series 2005-A Finance Charge Collections Ledger, the Principal Funding Investment Proceeds on deposit in the Principal Funding Ledger calculated as referable to Class A, but not in excess of the Class A Covered Amount, for application as Class A Available Funds applied pursuant to Clause 5.10(a);

                (iv) An amount equal to any Principal Funding Investment Shortfall will be deposited in the Series 2005-A Finance Charge Collections Ledger and included in Class A Available Funds on each Transfer Date from the Series 2005-A Reserve Account Ledger in the Reserve Account to the extent funds are available pursuant to Clause 5.22(c).

                (v) Any Excess Principal Funding Investment Proceeds shall be transferred to in the Series 2005-A Loan Note Issuer Distribution Account for payment to the Receivables Trustee as Additional Consideration in accordance with Clause 3(c) on each Transfer Date (identified as "INVESTMENT PROCEEDS").

                (vi) Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account (or any ledger therein) for purposes of the calculations made pursuant to this Supplement.

5.21     FINANCE FUNDING ACCOUNT

         (a)    (i)    The Receivables Trustee shall establish and will
                       maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Absolute Bare Trust for the benefit of the Investor Beneficiary, a Trust Account with such Qualified Institution (the "FINANCE FUNDING
                       ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on Absolute Bare
                       Trust for the benefit of the Loan Note Issuer. FOR THE
                       AVOIDANCE OF DOUBT, THE FINANCE FUNDING ACCOUNT AND ITS
                       LEDGERS SHALL NOT BE UTILISED IN THE CASE OF SERIES
                       2005-A.

                (ii) The Receivables Trustee, as trustee of the segregated bare trust for the sole benefit of the Loan Note Issuer shall possess all legal right, title and interest in all funds on deposit from time to time in the Finance Funding Account and in all proceeds thereof. The Finance Funding Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Trust Cash Management Agreement and all amounts deposited to the credit of a particular Series' Finance Funding Ledger therein shall be regarded as being segregated for the benefit of the Loan Note Issuer in respect of that Series.

                (iii) If at any time the institution holding the Finance Funding Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Finance Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Finance Funding Account.

                (iv) The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Finance Funding Account and in any sub-account or ledger established for therein and amounts calculated as referable to and identified for Class A, Class B and Class C of a Series respectively.

         (b)    (i)    Funds on deposit in the Finance Funding Account shall be
                       invested on the advice of the Trust Cash Manager by the Receivables Trustee in Permitted Investments. Funds on deposit in the Finance Funding Account on any Transfer
                       Date shall be invested in such investments that will mature so that such funds will be available for withdrawal on or before the next Payment Date.

                (ii) The Receivables Trustee shall ensure a Qualified Institution maintains possession, on its behalf, of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

                (iii) For the purpose of determining the availability of funds or the balance in the Finance Funding Account (included reinvested interest) for any reason under this Supplement, except as otherwise provided herein, investment earnings on such funds shall be deemed not to be available or on deposit.

To the extent required, the Receivables Trustee shall be authorised to make these transfers on the Loan Note Issuer's behalf.

5.22     RESERVE ACCOUNT

         (a)    (i)    The Receivables Trustee shall establish and will
                       maintain with a Qualified Institution, in the name of the Receivables Trustee, held on Absolute Bare Trust for the benefit of the Investor Beneficiary a Trust Account with such Qualified Institution (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on Absolute Bare Trust for the benefit of the Loan Note Issuer.

                (ii) The Receivables Trustee, as trustee of the segregated bare trust for the sole benefit of the Loan Note Issuer, shall possess all legal right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be a Trust Account for the purposes of the Receivables Trust Deed and Trust Cash Management Agreement. The Receivables Trustee shall procure the establishment of a segregated ledger for the benefit of Series 2005-A, which shall be identified as the "SERIES 2005-A RESERVE ACCOUNT LEDGER". All amounts deposited to the credit of the Series 2005-A Reserve Account Ledger therein and all investment earnings thereon shall be regarded as being segregated for the benefit of the Loan
                       Note Issuer in respect of Series 2005-A and identified, and in the relevant ledger for, Class A.

                (iii) If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account.

                (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Series 2005-A Reserve Account Ledger from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the Reserve Account

                       Funding Date) prior to termination of the Series 2005-A Reserve Account Ledger make a credit to the Series 2005-A Reserve Account Ledger in the amount specified in, and otherwise in accordance with, Clause 5.15(i).

                (v) The Receivables Trustee at all times shall maintain (or procure the maintenance of) accurate records reflecting each transaction in the Reserve Account and in any sub-account or ledger established therein.

         (b)    (i)    Funds on deposit in the Reserve Account for Series
                       2005-A shall be invested by the Receivables Trustee acting on the advice of the Trust Cash Manager in Permitted Investments. Funds on deposit in the Reserve
                       Account for Series 2005-A on any Transfer Date, after giving effect to any withdrawals from the Reserve
                       Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following
                       Transfer Date.

               (ii) The Receivables Trustee shall ensure a Qualified Institution maintains possession, on its behalf, of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

                (iii) On each Transfer Date, interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Series 2005-A Reserve Account Ledger shall be retained in the Reserve Account, to the credit of Series 2005-A (to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount) and the balance, if any, shall be deposited in the Series Collection Account and credited to the Series 2005-A Finance Charge Collections Ledger for application as Class A Available Funds on such Transfer Date.

                (iv) For the purpose of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On each Determination Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest and on the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period, the Receivables Trustee shall calculate the "RESERVE DRAW AMOUNT" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date for the earlier of the Regulated Amortisation Period and the Rapid Amortisation Period PROVIDED, HOWEVER, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Series 2005-A Reserve Account Ledger under Clause 5.15(i) with respect to such Transfer Date.

         (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Series 2005-A Reserve Account Ledger on such Transfer Date by the Receivables Trustee, acting in accordance with the advice of the Trust Cash Manager, deposited in the Series Collection Account and credited to the Series 2005-A Finance Charge Collections Ledger and included in Class A Available Funds for such Transfer Date.

         (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Series 2005-A Reserve Account Ledger with respect to such Transfer Date, is greater than zero, the Receivables Trustee acting on the advice of the Trust Cash Manager shall transfer from the Series 2005-A Reserve Account Ledger, to the Series 2005-A Loan Note Issuer Distribution Account an amount equal to such Reserve Account Surplus. The Loan Note Issuer will then pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration for the grant of the Loan Note Issuer's interest in the Receivables Trust (identified as "RESERVE ACCOUNT SURPLUS").

         (f)    Upon the earlier to occur of:

                (i) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

                (ii) the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period; and

                (iii) the Transfer Date immediately preceding the Series 2005-A Scheduled Redemption Date,

                the Receivables Trustee, acting on the advice of the Trust Cash Manager, after the prior payment of all amounts due to Class A, that are payable from the Series 2005-A Reserve Account Ledger as provided herein, shall withdraw from the Series 2005-A Reserve Account Ledger and transfer all amounts, if any, on deposit in the Series 2005-A Reserve Account Ledger to the Series 2005-A Loan Note Issuer Distribution Account. The Loan
                Note Issuer will be obliged to pay an amount equal to this amount to the Receivables Trustee by way of Additional Consideration for the grant of the Loan Note Issuer's interest in the Receivables Trust (identified as "RESERVE ACCOUNT SURPLUS"). After this distribution from the Series 2005-A Reserve Account Ledger has been made and the Series 2005-A Reserve Account Ledger shall be deemed to have terminated for the purposes of the Supplement.

                                    PART 6

                      MONTHLY STATEMENT TO SERIES 2005-A

MONTHLY STATEMENT TO SERIES 2005-A

On the fifth Business Day prior to each Transfer Date, the Receivables Trustee shall forward to the Loan Note Issuer in respect of Series 2005-A and each Rating Agency a statement substantially in the form of Schedule 1 to the Beneficiaries Servicing Agreement prepared by the Servicer, delivered to the Receivables Trustee and setting forth, among other things, the following information:

(i)      the total amount to be distributed on such Transfer Date/Distribution
         Date;

(ii) the amount of such distribution referable to Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount, respectively;

(iii) the amount of such distribution referable to Class A Trustee Payment Amount, Loan Note Issuer Costs Amount, Class A Monthly Finance Amount, Class A Deficiency Amounts, Class A Additional Finance Amount, Class B Trustee Payment Amount, Class B Monthly Finance Amount, Class B Deficiency Amounts, Class B Additional Finance Amount, Class C Trustee Payment Amount, Class C Monthly Finance Amount, Class C Deficiency Amounts and Class C Additional Finance Amount respectively;

(iv) the amount of Principal Collections processed during the related Monthly Period and allocated in respect of Class A, Class B and Class C, respectively;

(v) the amount of Finance Charge Collections processed during the related Monthly Period and allocated in respect of Class A, Class B and Class C, respectively;

(vi) the amount of Acquired Interchange referable to Series 2005-A deposited in the Trustee Collection Account in respect of the related Monthly Period;

(vii) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Class B Adjusted Investor Interest, the Class C Investor Interest, the Class C Adjusted Investor Interest, the Floating Investor Percentage, the Class A Floating Percentage, the Class B Floating Percentage, the Class C Floating Percentage and the Fixed Investor Percentage, Class A Fixed Percentage, the Class B Fixed Percentage and the Class C Fixed Percentage with respect to the Principal Receivables in the Receivables Trust as of the end of the day on the Record Date;

(viii) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

(ix) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Class C Investor Default Amount for the related Monthly Period;

(x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period;

(xi) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

(xii) the amount of (1) the Class A Servicing Fee and Class A Cash Management Fee; (2) the Class B Servicing Fee and Class B Cash Management Fee; and (3) the Class C Servicing Fee and Class C Cash Management Fee, in each case for the related Monthly Period;

(xiii)   the Portfolio Yield for the preceding Monthly Period;

(xiv) the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

(xv) the Available Spread Account Amount and the Required Spread Account Amount as of the close of business on the Transfer Date immediately preceding such Distribution Date;

(xvi) the Principal Funding Account Balance as of the close of business on the Transfer Date immediately preceding such Distribution Date and as such amount allocated to Class A, Class B and Class C;

(xvii)   the Controlled Accumulation Shortfall;

(xviii) the Principal Funding Investment Proceeds transferred to the Finance Charge Collections Ledger on the related Transfer Date;

(xix)    the Principal Funding Investment Shortfall on the related Transfer
         Date;

(xx) the amount of Class A Available Funds, Class B Available Funds and Class C Available Funds credited to the Finance Charge Collections Ledger on the related Transfer Date;

(xxi)    such other items as are set out in Exhibit B to this Schedule;

(xxii) the total amount of Additional Consideration (identifying each item specified in Clause 3(c) of the Supplement) the Investor Beneficiary should pay to the Receivables Trustee; and

(xxiii)  the total amount of Required Retained Principal Collections.

                                    PART 7

                         SERIES 2005-A PAY OUT EVENTS

SERIES 2005-A PAY OUT EVENTS

For the purposes of Clause 6.2 of the Receivables Trust Deed and Trust Cash Management Agreement, if any one of the following events shall occur with respect to Series 2005-A:

(a) failure on the part of either of the Transferors (i) to make any payment or deposit required by the terms of the RSA, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the relevant Transferor set out in the RSA or the Series 2005-A Supplement, which failure has a Material Adverse Effect on the interests of the Investor Beneficiary in respect of Series 2005-A and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Receivables Trustee, or to the Transferors and the Receivables Trustee by the Loan
         Note Issuer acting on instructions of the holder of the Related Debt then in issue and outstanding in respect of Series 2005-A, and which unremedied continues during such 60 day period to have a Material Adverse Effect on the interests of the Investor Beneficiary (in respect of Series 2005-A) for such period;

(b) any representation or warranty made by the Transferors in the RSA or the Series 2005-A Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferors pursuant to the RSA, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Loan Note Issuer acting on the instructions of the holder of the Related Debt then in issue and outstanding in respect of Series 2005-A, and (ii) as a result of which there is a Material Adverse Effect on the interests of the Loan Note Issuer (in respect of Series 2005-A) and which unremedied continues during such 60 day period to have a Material Adverse Effect for such period; PROVIDED, HOWEVER, that a Series 2005-A Pay Out Event pursuant to this paragraph
         (b) of Part 7 of the Series 2005-A Supplement shall not be deemed to have occurred hereunder if the Transferor has complied with its obligations pursuant to Clause 11 of the RSA, in respect of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the RSA;

(c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Expense Rate for such period or on any Determination Date before the end of the third monthly period from the Closing Date, the average Portfolio Yield is less than the average Expense Rate for that period;

(d)      either:

         (i) over any period of thirty consecutive days the amount of the Transferor Interest averaged over that period is less than the Minimum Transferor Interest for that period and the Transferor Interest does not increase on or before the tenth Business Day following such thirty day period to an amount such that the average of the relevant Transferor Interest as a percentage of the Average Principal Receivables for such thirty day period, computed by assuming that the amount of the increase of such Transferor Interest prior to or including the last day of such ten Business Day period, as compared to the Transferor Interest on the last day of such thirty day period shall be deemed to have existed in the Receivables Trust during each day of such thirty day period, is at least equal to the Minimum Transferor Interest or

         (ii) on the last day of any Monthly Period the aggregate amount of Eligible Receivables is less than the Minimum Aggregate Principal Receivables (as adjusted for any Series having a Companion Series as described in the Supplement for such Series), and the aggregate amount of Eligible Receivables fails to increase to an amount equal to or greater than the Minimum Aggregate Principal Receivables on or before the tenth Business Day following that last day;

(e) any Servicer Default or Trust Cash Manager Default shall occur which would have a Material Adverse Effect on the Loan Note Issuer (in respect of Series 2005-A); or

(f) the Investor Interest shall not be reduced to zero on the Series 2005-A Scheduled Redemption Date;

(g) an early termination, without replacement, of any Swap Agreement shall occur;

(h) the Loan Note Issuer is required to withhold or deduct any amounts for or on account of any tax assessment or other governmental charge by any jurisdiction as a result of any change in the laws of such jurisdiction or any political subdivision or taxing authority thereof which change becomes effective on or after the Closing Date.

then, in the case of any event described in paragraphs (a), (b) or (e) above after the applicable grace period set out in such subparagraphs (if any), either the Receivables Trustee or the Investor Beneficiary by notice then given in writing to the Transferor, the Trust Cash Manager and the Servicer (and to the Receivables Trustee if given by the Investor Beneficiary) may declare that a pay out event (a "SERIES 2005-A PAY OUT EVENT") has occurred as of the date of such notice. If the Investor Beneficiary gives such notice, it may only do so on the instruction of the holder of the Related Debt. If the Receivables Trustee gives such notice, it must also give notice to the Loan Note Issuer. In the case of any event described in paragraphs (c), (d), (f), (g) or (h) above, a Series 2005-A Pay Out Event shall occur without any notice or other action on the part of the Receivables Trustee or the Loan Note Issuer immediately upon the occurrence of such event.

A Series Pay Out Event which occurs in respect of paragraphs (c) or (d) is a "REGULATED AMORTISATION TRIGGER EVENT" for Series 2005-A. A Series Pay Out Event which occurs in respect of all paragraphs (a), (b), (e), (f), (g) or (h) is a "RAPID AMORTISATION TRIGGER EVENT" for Series 2005-A.

EXHIBIT B FORM OF MONTHLY STATEMENT

                           FORM OF MONTHLY STATEMENT

                                 SERIES 2005-A

                        THE ROYAL BANK OF SCOTLAND PLC

                             AS TRUST CASH MANAGER

                      __________________________________

                               RECEIVABLES TRUST

                             MONTHLY PERIOD ENDING

                       _________________________________

Capitalised terms used in this Statement have their respective meanings set out in the Receivables Trust Deed and Trust Cash Management Agreement dated 27 March 2000, as amended and restated on 28 September 2000 and 27 October 2005, as supplemented by the Series 2005-A Supplement dated * 2005.

A.       INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION

1.       The total distribution in respect of Class A    [POUND]___________
         Monthly Principal Amount

2.       The total distribution in respect of Class B    [POUND]___________
         Monthly Principal Amount

3.       The total distribution in respect of Class C    [POUND]___________
         Monthly Principal Amount

4. The total amount of distribution in respect of [POUND]___________ the Class A Trustee Payment Amount for the related Monthly Period

5. The total amount of distribution in respect of [POUND]___________ any Class A Trustee Payment Amount remaining unpaid in respect of prior Monthly Periods

6. The total amount of distribution in respect of [POUND]___________ the Class B Trustee Payment Amount for the related Monthly Period

7. The total amount of distribution in respect of [POUND]___________ any Class B Trustee Payment Amount remaining unpaid in respect of prior Monthly Periods

8. The total amount of distribution in respect of [POUND]___________ the Class C Trustee Payment Amount for the related Monthly Period

9. The total amount of distribution in respect of [POUND]___________ any Class C Trustee Payment Amount remaining unpaid in respect of prior Monthly Periods

10. The total amount of distribution in respect of [POUND]___________ the Loan Note Issuer Costs Amount for the related Monthly Period

B. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION REVOLVING PERIOD AND FOR DISTRIBUTION DATES DURING THE CONTROLLED ACCUMULATION PERIOD AND REGULATED AMORTISATION PERIOD ONLY

1.       The amount of the distribution in respect of    [POUND]___________
         the Class A Monthly Finance Amount

2.       The amount of the distribution in respect of    [POUND]___________
         the Class B Monthly Finance Amount

         The amount of the distribution in respect of    [POUND]___________
         the Class C Monthly Finance Amount

C.       INFORMATION REGARDING THE PERFORMANCE OF THE RECEIVABLES TRUST

1.       Principal Collections

         (a)    The aggregate amount of Principal        [POUND]___________
                Collections processed during the
                related Monthly Period

2.       PRINCIPAL RECEIVABLES IN THE RECEIVABLES TRUST

3.       DELINQUENT BALANCES

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                      Aggregate Account    Percentage Of Total
                                            Balance           Receivables in
                                                                   Trust

(a)      30 59 days:                     [POUND]________          ________%

(b)      60 89 days:                     [POUND]________          ________%

(c)      90 119 days:                    [POUND]________          ________%

(d)      120 149 days:                   [POUND]________          ________%

(e)      150 or more days                [POUND]________          ________%

                               Total     [POUND]________          ________%

4.       INVESTOR DEFAULT AMOUNT

5.       INVESTOR CHARGE-OFFS                            [POUND]___________

6.       INVESTOR SERVICING FEE

7.       INVESTOR TRUST CASH MANAGEMENT FEE

8.       REALLOCATIONS

9.       AVAILABLE SPREAD ACCOUNT AMOUNT

10.      REQUIRED SPREAD ACCOUNT AMOUNT

         On the Transfer Date referred to in 9. Above    [POUND]___________

11.      PRINCIPAL FUNDING ACCOUNT

12.      AVAILABLE FUNDS

13.      COLLECTIONS OF FINANCE CHARGE RECEIVABLES

14.      ACQUIRED INTERCHANGE

15.      PORTFOLIO YIELD

         (a)    The Portfolio Yield for the Related      ___________%

                Monthly Period

         (b)    The Portfolio Adjusted Yield             ___________%

16.      The amount of Deferred Consideration the        [POUND]___________
         Receivables Trustee should pay to the
         Transferors that month

17. The Required Retained Principal Collections Amount for the next following Monthly Period

D.       INFORMATION REGARDING SUB-CLASS ALLOCATIONS IF REQUIRED

1.       Amounts attributable to Class A allocated by Sub-Class

         Class A Monthly Distribution Amount

         Class A1 Monthly Distribution Amount (if any) [POUND]___________ Class A2 Monthly Distribution Amount (if any) [POUND]___________ Class A3 Monthly Distribution Amount (if any) [POUND]___________

         Class A Monthly Principal Amounts

         Class A1 Monthly Principal Amount (if any) [POUND]___________ Class A2 Monthly Principal Amount (if any) [POUND]___________ Class A3 Monthly Principal Amount (if any) [POUND]___________

2.       Amounts attributable to Class B allocated by Sub-Class

         Class B Monthly Distribution Amount

         Class B1 Monthly Distribution Amount (if any) [POUND]___________ Class B2 Monthly Distribution Amount (if any) [POUND]___________ Class B3 Monthly Distribution Amount (if any) [POUND]___________

         Class B Monthly Principal Amounts

         Class B1 Monthly Principal Amount (if any) [POUND]___________ Class B2 Monthly Principal Amount (if any) [POUND]___________ Class B3 Monthly Principal Amount (if any) [POUND]___________

3.       Amounts attributable to Class C allocated by Sub-Class

         Class C Monthly Distribution Amount

         Class C1 Monthly Distribution Amount (if any) [POUND]___________ Class C2 Monthly Distribution Amount (if any) [POUND]___________ Class C3 Monthly Distribution Amount (if any) [POUND]___________

         Class C Monthly Principal Amounts

         Class C1 Monthly Principal Amount (if any) [POUND]___________ Class C2 Monthly Principal Amount (if any) [POUND]___________ Class C3 Monthly Principal Amount (if any) [POUND]___________

                                                The Royal Bank of Scotland plc,
                                                             Trust Cash Manager

                                                          By: _________________

                                                                Name:

                                                                Title:

       EXHIBIT C FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE
                              RECEIVABLES TRUSTEE

                        RECEIVABLES TRUST SERIES 2005-A

Capitalised terms used in this certificate have their respective meanings set out in the Master Definitions Schedule and in the Receivables Trust Deed and Trust Cash Management Agreement PROVIDED, HOWEVER, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered. References herein to certain Clauses and paragraphs are references to the respective Clauses and paragraphs of the Receivables Trust Deed and Trust Cash Management Agreement. This certificate is delivered pursuant to Clause 5.10, Clause 5.11, Clause 5.12 and Clause 5.20(a)(iv) of the Receivables Trust Deed and Trust Cash Management Agreement as supplemented by the Series 2005-A Supplement.

         (A) The Royal Bank of Scotland plc is the Trust Cash Manager under the Receivables Trust Deed and Trust and Cash Management Agreement.

         (B)    The undersigned is an Authorised Officer.

         (C) The date of this notice is a date on or before a Transfer Date under the Receivables Trust Deed and Trust Cash Management Agreement.

I.       ADVICE TO MAKE A WITHDRAWAL

A.       FROM AMOUNTS CREDITED TO THE FINANCE CHARGE COLLECTIONS LEDGER

         Pursuant to Clause 5.10, the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from the Trustee Collection Account on , which date is a Transfer Date under the Receivables Trust Deed and Trust Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and
         (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.10.

1.       Pursuant to Clause 5.10(a)(i):

         (i)    Class A Trustee Payment Amount           [POUND]___________

         (ii)   accrued and unpaid Class A Trustee       [POUND]___________
                Payment Amount

2.       Pursuant to Clause 5.10(a)(ii):

         (i)    Loan Note Issuer Costs Amount            [POUND]___________

3.       Pursuant to Clause 5.10(a)(iii):

         (i)    Class A Monthly Finance Amount           [POUND]___________

         (ii)   Class A Deficiency Amount                [POUND]___________

         (iii)  Class A Additional Finance Amount        [POUND]___________

4.       Pursuant to Clause 5.10(a)(iv):

         (i)    Class A Servicing Fee                    [POUND]___________

         (ii)   Class A Cash Management Fee              [POUND]___________

         (iii)  accrued and unpaid Class A Servicing     [POUND]___________
                Fee

         (iv)   accrued and unpaid Class A Cash          [POUND]___________
                Management Fee

5.       Pursuant to Clause 5.10(a)(v):

         Class A Investor Default Amount                 [POUND]___________

6.       Pursuant to Clause 5.10(a)(vi):
         Portion of Available Spread from Class A        [POUND]___________
         Available Funds to be allocated
         and distributed as set out in Clause 5.15

7.       Pursuant to Clause 5.10(b)(i):

         (i)    Class B Trustee Payment Amount           [POUND]___________

         (ii)   accrued and unpaid Class B Trustee       [POUND]___________
                Payment

8.       Pursuant to Clause 5.10(b)(ii):

         (i)    Class B Monthly Finance Amount           [POUND]___________

         (ii)   Class B Deficiency Amount                [POUND]___________

         (iii)  Class B Additional Finance Amount        [POUND]___________

9.       Pursuant to Clause 5.10(b)(iii):

         (i)    Class B Servicing Fee                    [POUND]___________

         (ii)   Class B Cash Management Fee              [POUND]___________

         (iii)  accrued and unpaid Class B Servicing     [POUND]___________
                Fee

         (iv)   accrued and unpaid Class B Cash          [POUND]___________
                Management Fee

10.      Pursuant to Clause 5.10(b)(iv):

         (i)    portion of Available Spread from         [POUND]___________
                Class B Available Funds to be
                allocated and distributed as set
                out in Clause 5.15

11.      Pursuant to Clause 5.10(c)(i):

         (i)    Class C Trustee Payment Amount           [POUND]___________

         (ii)   accrued and unpaid Class C Trustee       [POUND]___________
                Payment

12.      Pursuant to Clause 5.10(c)(ii):

         (i)    Class C Servicing Fee                    [POUND]___________

         (ii)   Class C Cash Management Fee              [POUND]___________

         (iii)  Accrued and unpaid Class C Servicing     [POUND]___________
                Fee

         (iv)   Accrued and unpaid Class C Cash          [POUND]___________
                Management Fee

13.      Pursuant to Clause 5.10(c)(iii):

         (i)    Portion of Available Spread from         [POUND]___________
                Class C Available Funds to be
                allocated and distributed as set
                out in Clause 5.15

B. FROM AMOUNTS CREDITED TO THE PRINCIPAL COLLECTIONS LEDGER ON THE SERIES COLLECTION ACCOUNT

Pursuant to Clause 5.11 the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts of Undivided Bare Trust Property credited to the Principal Collections Ledger in the Trustee Collection Account on , which is a Transfer Date under the Receivables Trust Deed and Trust Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11.

1.       Pursuant to Clause 5.11(a)(i);

         (i)    Amount to be treated as Shared           [POUND]___________
                Principal

                 Collections

2.       Pursuant to Clause 5.11(b)(i) or (b)(ii):

         (i)    Class A Monthly Principal Amount         [POUND]___________

3.       Pursuant to Clause 5.11(b)(iii) or
         5.11(b)(iv):

         (i)    Class B Monthly Principal Amount         [POUND]___________

4.       Pursuant to Clause 5.11(b)(v) or 5.11(b)(vi):

         (i)    Class C Monthly Principal Amount         [POUND]___________

5.       Pursuant to Clause 5.11(b)(vii) or (viii)):

         (i)    Amount to be treated as Shared           [POUND]___________
                Principal Collections

6.       Pursuant to Clause 5.11(b)(ix):

         (i)    Amount remaining from preceding          [POUND]___________
                Monthly Period to be treated as
                Investor Cash Available for
                Acquisition

         (ii)   Amount to be paid to the                 [POUND]___________
                Transferor Beneficiaries

         (iii)  Unavailable Principal Collections        [POUND]___________

C. FROM AMOUNTS CREDITED TO THE SERIES 05A SPREAD ACCOUNT LEDGER ON THE SPREAD ACCOUNT PURSUANT TO CLAUSE 5.19(A)(IV) (B)(1)

         The Trust Cash Manager hereby advises the Receivables Trustee to make a withdrawal from amounts credited to the Series 2005-A Spread Account Ledger of the Spread Account on which date is a Transfer Date under the Receivables Trust Deed and Trust Cash Management Agreement, in an aggregate amount as set out in paragraph 3 below and shall deposit such amount in the Series Collection Account to the credit of the Series 2005-A Finance Charge Collections Ledger:

1.       The total amount of Finance Charge              [POUND]___________
         Collections and Acquired Interchange
         distributed to Series 2005-A credited to the Series 2005-A Finance Charge
         Collections Ledger for the preceding
         Monthly Period;

2.       The sum of (i) the Class A Monthly Required     [POUND]___________
         Expense Amount plus (ii) the Class B Monthly
         Required Expense Amount plus (iii) the
         Class C Monthly Required Expense Amount plus
         (iv) the Investor Servicing Fee for the
         preceding Monthly Period plus (v) the
         Investor Cash Management Fee for the
         preceding Monthly Period plus (iv) the
         Aggregate Investor Default Amount, if any, for the preceding Monthly Period

3.       The excess, if any of 2. Over 1. (the           [POUND]___________
         "TOTAL WITHDRAWAL AMOUNT")

D. FROM AMOUNTS CREDITED TO THE SERIES 05A PRINCIPAL FUNDING ACCOUNT LEDGER ON THE PRINCIPAL FUNDING ACCOUNT

         The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Series 2005-A Principal Funding Account Ledger of the Principal Funding Account on which date is a Distribution Date under the Receivables Trust Deed and Trust Cash Management Agreement, in the amount as set out below and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.08(c)(i), Clause 5.08(d)(i) and Clause 5.08(e)(i) by depositing such amount into the Series 2005-A Loan Note Issuer Distribution Account.

                                                         [POUND]___________

E. FROM AMOUNTS CREDITED TO THE SERIES 2005-A FINANCE CHARGE COLLECTIONS LEDGER OR SERIES 2005-A PRINCIPAL COLLECTIONS LEDGER

         The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Series 2005-A Finance Charge Collections Ledger or Series 2005-A Principal Collections Ledger as appropriate on which date is a Distribution Date under the Receivables Trust Deed and Trust Cash Management Agreement, in the amount as set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with the following Clauses:

1.       Pursuant to Clause 5.10(a):

         (i)    Amount to be deposited into the          [POUND]___________
                Series 2005-A Loan Note Issuer
                Distribution Account identified,
                and in the relevant ledger for,
                Class A

2.       Pursuant to Clause 5.11(a):

         (i)    Amount to be deposited into the          [POUND]___________
                Series 2005-A Ledger Distribution
                Account identified, and in the
                relevant ledger for, Class A

F. FROM AMOUNTS CREDITED TO THE SERIES 2005-A FINANCE CHARGE COLLECTIONS LEDGER OR SERIES 2005-A PRINCIPAL COLLECTIONS LEDGER ON THE SERIES COLLECTION ACCOUNT

         The Trust Cash Manager hereby instructs the Receivables Trustee (i) to make a withdrawal from amounts credited to the Series 2005-A Finance Charge Collections Ledger or Series 2005-A Principal Collections Ledger as appropriate on which date is a Distribution Date under the Receivables Trust Deed and Trust Cash Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following
         Clauses:

1.       Pursuant to Clause 5.10(b)

         (i)    Amount to be deposited into Series       [POUND]___________
                2005-A Loan Note Issuer Distribution
                Account identified, and in the
                relevant ledger, for Class B

2.       Pursuant to Clause 5.11(a):

         (i)    Amount to be deposited into Series       [POUND]___________
                2005-A Loan Note Issuer Distribution
                Account identified, and in
                the relevant ledger for, Class B

G. FROM AMOUNTS CREDITED TO THE SERIES 2005-A FINANCE CHARGE COLLECTIONS LEDGER OR SERIES 2005-A PRINCIPAL COLLECTIONS LEDGER ON THE SERIES COLLECTION ACCOUNT

         The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Series 2005-A Finance Charge Collections Ledger or Series 2005-A Principal Collections Ledger as appropriate on which date is a Distribution Date under the Receivables Trust Deed and Trust Cash Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following
         Clauses:

1.       Pursuant to Clause 5.10(c):

         (i)    Amount to be deposited into Series       [POUND]___________
                2005-A Loan Note Issuer Distribution
                Account
                identified, and in the relevant
                ledger, for Class C

2.       Pursuant to Clause 5.11(a):

         (i)    Amount to be deposited into Series       [POUND]___________
                2005-A Loan Note Issuer Distribution
                Account identified, and in
                the relevant ledger, for Class C

II       APPLICATION

         Pursuant to Clause 5.15, the Trust Cash Manager hereby advises the Receivables Trustee to apply the Available Spread with regard to the related Monthly Period to make the following distributions in the following priority:

         (a)    an amount equal to the Class A           [POUND]___________
                Required Amount, if any, with respect
                to such Transfer Date will be used to
                fund the Class A Required Amount and
                be allocated and applied in accordance
                with, and in the priority set out in
                Clause 5.10(a);

         (b)    an amount equal to the aggregate         [POUND]___________
                amount of Class A Investor
                Charge-Offs which have not been
                previously reinstated will be
                utilised to reinstate the Class A
                Investor Interest and be treated as
                a portion of Investor Principal
                Collections and credited to the
                Principal Collections Ledger on such
                Transfer Date;

         (c)    an amount equal to the Class B           [POUND]___________
                Required Amount, if any, with respect
                to such Transfer Date will be
                used to fund the Class B Required
                Amount and be allocated and applied
                first in accordance with, and
                in the priority set out in,
                Clause 5.10(b) and then any amount
                available to pay the Class B
                Investor Default Amount shall be
                allocated to Class B and
                treated as a portion of Investor
                Principal Collections allocated to
                Class B and credited to the Principal

                Collections Ledger on such Transfer
                Date;

         (d)    an amount equal to the aggregate         [POUND]___________
                amount by which the Class B Investor
                Interest has been reduced below
                the Class B Initial Investor Interest
                for reasons other than the payment of
                principal amounts to Class B (but not
                in excess of the aggregate amount
                of such reductions which have not
                been previously reinstated) will be
                utilised to reinstate the Class B
                Investor Interest and treated as a
                portion of Investor Principal
                Collections and credited to the
                Principal Collections Ledger on such
                Transfer Date;

         (e)    an amount equal to the Class C           [POUND]___________
                Monthly Finance Amount will be
                credited to the Series 2005-A Loan
                Note Issuer Distribution Account
                credited to the Class C ledger;

         (f)    an amount equal to the Class C           [POUND]___________
                Deficiency Amount will be credited
                to the Series 2005-A Loan Note
                Issuer Distribution Account,
                credited to the Class C ledger;

         (g)    an amount equal to the Class C           [POUND]___________
                Additional Finance Amount will be
                credited to the Series 2005-A Loan
                Note Issuer Distribution Account
                credited to the Class C ledger;

         (h)    an amount equal to the aggregate         [POUND]___________
                amount by which the Class C Investor
                Interest has been reduced below
                the Class C Initial Investor Interest
                for reasons other than the payment of
                principal amounts to Class C (but not
                in excess of the aggregate amount
                of such reductions which have not
                been previously reinstated) will be
                utilised to reinstate the Class C
                Investor Interest and treated as a
                portion of Investor Principal
                Collections allocated to Class C
                and credited to the Principal
                Collections Ledger
                on such Transfer Date;

         (i)    an amount equal to the Class C           [POUND]___________
                Amount shall be allocated to Class C
                and treated as a portion of Investor
                Principal Collections allocated
                to Class C and credited to the
                Principal Collections Ledger on such
                Transfer Date;

         (j)    on each Transfer Date from and after     [POUND]___________
                Account Funding Date, but prior to
                the date on which the Series 2005-A
                Reserve Account Ledger terminates as
                described in Clause 5.22(f), an amount
                up to the excess, if any, of the
                Required Reserve Amount over the
                Available Reserve Account Amount shall
                be allocated to the Loan Note Issuer
                and deposited into the Reserve Account
                for Series 2005-A;

         (k)    on any Distribution Date on which        [POUND]___________
                the Available Spread Account Amount
                is less than the Required Spread
                Amount, an amount up to the excess,
                if any, of the Required Spread Amount
                over the Available Spread Account
                Amount will be allocated to the
                Investor Beneficiary and deposited
                into the Spread Account;

         (l)    an amount equal to the Aggregate         [POUND]___________
                Investor Indemnity Amount, if any,
                for the prior Monthly Period (
                together with any amounts in respect
                of previous Monthly Periods which are
                unpaid) will be allocated to the
                Investor Beneficiary and (to the
                extent Class A does not meet such
                payment itself from other sources)
                paid by the Receivables Trustee on
                behalf of the Investor Beneficiary
                to the Transferor whereupon such
                amount shall cease to be Trust
                Property and shall be owned by the
                Transferor absolutely;

         (m)    an amount equal to the Series 2005-A     [POUND]___________
                Extra Amount for such Transfer Date
                will be allocated to the Investor
                Beneficiary and paid into the Series
                2005-A Loan Note Issuer Distribution
                Account whereupon such amount shall
                cease to be Trust Property and
                shall be owned by the Investor
                Beneficiary absolutely; and

         (n)    the balance, if any, after giving        [POUND]___________
                effect to the payments made pursuant
                to paragraphs (a) through (o)
                inclusive) above shall be paid to
                the Receivables Trustee whereupon
                such amount shall cease to be
                Trust Property and shall be owned by
                the Receivables Trustee absolutely.

III      ACCRUED AND UNPAID AMOUNTS

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

A.       Clause 5.10(a), (b) and (c)

         The aggregate amount of all Deficiency          [POUND]___________
         Amounts

B.       Clause 5.10

         (i)    the aggregate amount of all accrued      [POUND]___________
                and unpaid Investor Servicing Fees

         (ii)   the aggregate amount of all accrued      [POUND]___________
                and unpaid Investor Cash Management
                Fees

C.       Clause 5.13

         The aggregate amount of all unreimbursed        [POUND]___________
         Investor Charge-Offs

D.       Clause 5.14

         The aggregate amount of all accrued and         [POUND]___________
         unpaid Aggregate Investor Indemnity Amounts allocable to Series 2005-A

IV       SUB-CLASS CALCULATIONS - IF REQUIRED

A.       Amounts attributable to Class A allocated by Sub-Class

         Class A Monthly Distribution Amount

         Class A1 Monthly Distribution Amount (if any) [POUND]___________ Class A2 Monthly Distribution Amount (if any) [POUND]___________ Class A3 Monthly Distribution Amount (if any) [POUND]___________

         Class A Monthly Principal Amounts

         Class A1 Monthly Principal Amount (if any) [POUND]___________ Class A2 Monthly Principal Amount (if any) [POUND]___________ Class A3 Monthly Principal Amount (if any) [POUND]___________

B.       Amounts attributable to Class B allocated by Sub-Class

         Class B Monthly Distribution Amount

         Class B1 Monthly Distribution Amount (if any) [POUND]___________ Class B2 Monthly Distribution Amount (if any) [POUND]___________ Class B3 Monthly Distribution Amount (if any) [POUND]___________

         Class B Monthly Principal Amounts

         Class B1 Monthly Principal Amount (if any) [POUND]___________ Class B2 Monthly Principal Amount (if any) [POUND]___________ Class B3 Monthly Principal Amount (if any) [POUND]___________

A.       Amounts attributable to Class C allocated by Sub-Class

         Class C Monthly Distribution Amount

         Class C1 Monthly Distribution Amount (if any) [POUND]___________ Class C2 Monthly Distribution Amount (if any) [POUND]___________ Class C3 Monthly Distribution Amount (if any) [POUND]___________

         Class C Monthly Principal Amounts

         Class C1 Monthly Principal Amount (if any) [POUND]___________ Class C2 Monthly Principal Amount (if any) [POUND]___________ Class C3 Monthly Principal Amount (if any) [POUND]___________

                                                         [POUND]___________

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this day of ,

                                                 The Royal Bank of Scotland plc

                                                     By:_______________________

                                                         Name:

                                                         Title:

                        EXHIBIT D SCHEDULE TO EXHIBIT B
                           MONTHLY SERVICER'S REPORT

                             MONTHLY PERIOD ENDING
                        RECEIVABLES TRUST SERIES 2005-A

1.       The aggregate amount of the Investor            [POUND]___________
         Percentage of Principal Collections

2.       The aggregate amount of the Investor            [POUND]___________
         Percentage of Finance Charge Collections

3.       The aggregate amount of the Investor            [POUND]___________
         Percentage of Annual Membership Fees

4.       The aggregate amount of the Investor            [POUND]___________
         Percentage of Acquired Interchange

5.       The aggregate amount of funds credited to       [POUND]___________
         the Finance Charge Collections Ledger
         allocable to Series 2005-A

6.       The aggregate amount of funds credited to       [POUND]___________
         the Principal Collections Ledger allocable to Series 2005-A

7.       The aggregate amount of funds credited to       [POUND]___________
         the Principal Collections Ledger calculated as Investor Cash Available for Acquisition for Series 2005-A during the preceding
         Monthly Period in accordance with
         Clauses 5.06(a) and 5.06(b)

8.       The aggregate amount to be withdrawn from       [POUND]___________
         the Finance Charge Collections Ledger and paid to the Spread Account pursuant to Clause 5.15(e)

9.       The excess, if any, of the Required Spread      [POUND]___________
         Amount over the Available Spread Amount

10.      The aggregate amount to be withdrawn from       [POUND]___________
         the Spread Account and paid on behalf of Series 2005-A in accordance with
         Clause 5.19(b)(iv)(A)

11.      The Available Spread Amount on the Transfer     [POUND]___________
         Date of the current calendar month, after giving effect to the deposits and withdrawals specified above, is equal to

12. The amount of interest payable in respect of Related Debt by

         (i)    Class A                                  [POUND]___________

         (ii)   Class B                                  [POUND]___________

         (iii)  Class C                                  [POUND]___________

13. The amount of principal payable in respect of Related Debt by

         (i)    Class A                                  [POUND]___________

         (ii)   Class B                                  [POUND]___________

         (iii)  Class C                                  [POUND]___________

14. The sum of all amounts payable in respect of Related Debt to

         (i)    Class A                                  [POUND]___________

         (ii)   Class B                                  [POUND]___________

         (iii)  Class C                                  [POUND]___________

15.      To the knowledge of the undersigned, no
         Series Pay Out Event or Trust Pay Out
         Event has occurred except as described
         below:

                None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this day of.

                                                The Royal Bank of Scotland plc,

                                                By:            ................
                                                Name:
                                                Title:

RECEIVABLES TRUSTEE

EXECUTED AS A DEED BY                      )
SOUTH GYLE RECEIVABLES TRUSTEE LIMITED     )
by one of its directors                    )
in the presence of:                        )

                                                PROCESS AGENT
                                                Clifford Chance Secretaries
                                                Limited
                                                200 Aldersgate Street
                                                London EC1A 4JJ

TRANSFEROR BENEFICIARY,
SERVICER, TRUST CASH MANAGER AND TRANSFEROR

EXECUTED AS A DEED BY                      )
THE ROYAL BANK OF SCOTLAND PLC             )
acting by its duly authorised attorney     )
in the presence of:                        )

                                                PROCESS AGENT
                                                Clifford Chance Secretaries
                                                Limited
                                                200 Aldersgate Street
                                                London EC1A 4JJ

TRANSFEROR BENEFICIARY AND TRANSFEROR

EXECUTED AS A DEED BY                      )
NATIONAL WESTMINSTER BANK PLC              )
acting by its duly authorised attorney     )
in the presence of:                        )

LOAN NOTE ISSUER AND INVESTOR BENEFICIARY

EXECUTED AS A DEED BY                      )
RBS CARDS SECURITISATION FUNDING LIMITED   )
by one of its directors                    )
in the presence of:                        )

                                                PROCESS AGENT
                                                Clifford Chance Secretaries
                                                Limited
                                                200 Aldersgate Street
                                                London EC1A 4JJ

                                  SCHEDULE 1
                             SUB-CLASS DEFINITIONS

                                  [RESERVED]

                                    - 110 -